Exhibit 4.4

                   HALLIBURTON PROFIT SHARING AND SAVINGS PLAN






















                             As Amended and Restated
                             Effective June 1, 1998

                   HALLIBURTON PROFIT SHARING AND SAVINGS PLAN




                              W I T N E S S E T H :


         WHEREAS, HALLIBURTON COMPANY (the "Company") has heretofore adopted the HALLIBURTON PROFIT SHARING AND SAVINGS PLAN, hereinafter referred to as the "Plan," for the benefit of its employees; and

         WHEREAS,  the Company desires to restate the Plan and to amend the Plan
in  several  respects,   intending  thereby  to  provide  an  uninterrupted  and
continuing program of benefits;

         NOW THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of June 1, 1998, except as otherwise indicated herein:

                                       (i)


                                TABLE OF CONTENTS


I.       Definitions and Construction...........................................................................I-1
         1.1      Definitions...................................................................................I-1
                  (1)      Accounts.............................................................................I-1
                  (2)      Act..................................................................................I-1
                  (3)      After-Tax Savings Account............................................................I-1
                  (4)      After-Tax Savings Contributions......................................................I-1
                  (5)      Benefit Commencement Date............................................................I-1
                  (6)      Chief Executive Officer..............................................................I-1
                  (7)      Code.................................................................................I-1
                  (8)      Commencement Date....................................................................I-1
                  (9)      Committee............................................................................I-1
                  (10)     Company..............................................................................I-1
                  (11)     Compensation.........................................................................I-1
                  (12)     Controlled Entity....................................................................I-3
                  (13)     Direct Rollover......................................................................I-3
                  (14)     Directors............................................................................I-3
                  (15)     Disabled.............................................................................I-3
                  (16)     Distributee..........................................................................I-3
                  (17)     Early Retirement Date................................................................I-3
                  (18)     Effective Date.......................................................................I-3
                  (19)     Eligible Employee....................................................................I-4
                  (20)     Eligible Retirement Plan.............................................................I-4
                  (21)     Eligible Rollover Distribution.......................................................I-4
                  (22)     Employee.............................................................................I-4
                  (23)     Employer.............................................................................I-5
                  (24)     Employer Contributions...............................................................I-5
                  (25)     Employer Matching Contributions......................................................I-5
                  (26)     Employer Profit Sharing Contributions................................................I-5
                  (27)     Employer's Account...................................................................I-5
                  (28)     Fiscal Year..........................................................................I-5
                  (29)     Foreign Subsidiary Corporation.......................................................I-5
                  (30)     Halliburton Energy Services Plans....................................................I-5
                  (31)     Halliburton Stock....................................................................I-5
                  (32)     Highly Compensated Employee..........................................................I-5
                  (33)     Hour of Service......................................................................I-6
                  (34)     Investment Fund......................................................................I-6
                  (35)     Leased Employee......................................................................I-6
                  (36)     Leave of Absence.....................................................................I-6
                  (37)     Master Trust Agreement...............................................................I-7
                  (38)     Normal Retirement Date...............................................................I-7
                  (39)     Participant..........................................................................I-7
                  (40)     Period of Service....................................................................I-7

                                      (ii)




                  (41)     Period of Severance..................................................................I-7
                  (42)     Plan.................................................................................I-7
                  (43)     Plan Year............................................................................I-7
                  (44)     Profits..............................................................................I-7
                  (45)     Reemployment Commencement Date.......................................................I-8
                  (46)     Retirement...........................................................................I-8
                  (47)     Rollover Account.....................................................................I-8
                  (48)     Rollover Contributions...............................................................I-8
                  (49)     Service..............................................................................I-8
                  (50)     Severance from Service Date..........................................................I-9
                  (51)     Tax Deferred Savings Account.........................................................I-9
                  (52)     Tax Deferred Savings Contributions...................................................I-9
                  (53)     Trust................................................................................I-9
                  (54)     Trust Agreement......................................................................I-9
                  (55)     Trust Fund...........................................................................I-9
                  (56)     Trustee..............................................................................I-9
                  (57)     Vested Interest......................................................................I-9
                  (58)     Years of Service.....................................................................I-9
         1.2      Number and Gender.............................................................................I-9
         1.3      Headings.....................................................................................I-10
         1.4      Construction.................................................................................I-10

II.      Participation.........................................................................................II-1

III.     Contributions........................................................................................III-1
         3.1      Tax Deferred Savings Contributions..........................................................III-1
         3.2      After-Tax Savings Contributions.............................................................III-2
         3.3      Employer Matching Contributions.............................................................III-3
         3.4      Employer Profit Sharing Contributions.......................................................III-3
         3.5      Restrictions on Employer Matching Contributions and After-Tax Savings
                  Contributions...............................................................................III-4
         3.6      Payments to Trustee.........................................................................III-4
         3.7      Return of Contributions.....................................................................III-4
         3.8      Disposition of Excess Deferrals and Excess Contributions....................................III-4
         3.9      Rollover Contributions......................................................................III-6

IV.      Allocations and Limitations...........................................................................IV-1
         4.1      Suspense Account.............................................................................IV-1
         4.2      Records on a Unit Basis......................................................................IV-1
         4.3      Allocation or Application of Contributions and Forfeitures...................................IV-1
         4.4      Valuation of Accounts........................................................................IV-1
         4.5      Limitations and Corrections..................................................................IV-2

                                      (iii)





V.       Investment Funds.......................................................................................V-1
         5.1      Investment of Accounts........................................................................V-1
         5.2      Special Investment Provisions.................................................................V-1

VI.      Retirement Benefits...................................................................................VI-1

VII.     Disability Benefits..................................................................................VII-1

VIII.    Severance Benefits..................................................................................VIII-1
         8.1      No Benefits Unless Herein Set Forth........................................................VIII-1
         8.2      Severance Benefit..........................................................................VIII-1
         8.3      Forfeitures................................................................................VIII-1

IX.      Death Benefits........................................................................................IX-1
         9.1      Death Benefits...............................................................................IX-1
         9.2      Designation of Beneficiaries.................................................................IX-1

X.       Time and Form of Payment of Benefits...................................................................X-1
         10.1     Determination of Benefit Commencement Date....................................................X-1
         10.2     Alternative Forms of Benefit for Participants.................................................X-2
         10.3     Alternative Forms of Death Benefit............................................................X-4
         10.4     Cash-Out of Benefit...........................................................................X-4
         10.5     Benefits from Account Balances................................................................X-4
         10.6     Commercial Annuities..........................................................................X-5
         10.7     Unclaimed Benefits............................................................................X-5
         10.8     Benefit Transfer Election.....................................................................X-5
         10.9     Claims Review.................................................................................X-6
         10.10    Mandatory Arbitration.........................................................................X-6

XI.      Withdrawals and Loans.................................................................................XI-1
         11.1     Withdrawals..................................................................................XI-1
         11.2     No Loans.....................................................................................XI-2

XII.     Administration of the Plan...........................................................................XII-1
         12.1     Administration by Committee.................................................................XII-1
         12.2     Procedures..................................................................................XII-1
         12.3     Self-Interest of Members....................................................................XII-1
         12.4     Compensation and Bonding....................................................................XII-1
         12.5     Committee Powers and Duties.................................................................XII-1
         12.6     Employer to Supply Information..............................................................XII-2
         12.7     Accounting..................................................................................XII-2
         12.8     Participants to Furnish Required Information................................................XII-3


                                      (iv)




XIII.    Administration of Investment Funds..................................................................XIII-1
         13.1     Payment of Expenses........................................................................XIII-1
         13.2     Trust Fund Property........................................................................XIII-1
         13.3     Distributions from Participants' Accounts..................................................XIII-2
         13.4     United States Currency.....................................................................XIII-2

XIV.     Trustee..............................................................................................XIV-1

XV.      Fiduciary Provisions..................................................................................XV-1
         15.1     Article Controls.............................................................................XV-1
         15.2     General Allocation of Fiduciary Duties.......................................................XV-1
         15.3     Fiduciary Duty...............................................................................XV-1
         15.4     Delegation and Allocation of Fiduciary Duties................................................XV-1
         15.5     Indemnification..............................................................................XV-2

XVI.     Amendments...........................................................................................XVI-1

XVII. Discontinuance of Contributions, Termination, Partial
      Termination, and Merger or Consolidation...............................................................XVII-1
         17.1     Right to Terminate.........................................................................XVII-1
         17.2     Procedure in the Event of Discontinuance of Contributions,
                  Termination, or Partial Termination........................................................XVII-1
         17.3     Merger, Consolidation or Transfer..........................................................XVII-1

XVIII. Participating Employers..............................................................................XVIII-1
         18.1     Designation of Other Employers. ..........................................................XVIII-1
         18.2     Single Plan...............................................................................XVIII-2

XIX.     Miscellaneous........................................................................................XIX-1
         19.1     Not Contract of Employment..................................................................XIX-1
         19.2     Payments Solely from Trust Fund.............................................................XIX-1
         19.3     Alienation of Interest Forbidden............................................................XIX-1
         19.4     Uniformed Services Employment and Reemployment Rights
                  Act Requirements............................................................................XIX-1
         19.5     No Benefits to the Employer.................................................................XIX-1
         19.6     Power of Attorney...........................................................................XIX-1
         19.7     Severability................................................................................XIX-3
         19.8     Jurisdiction................................................................................XIX-4
         19.9     Payments to Minors and Incompetents.........................................................XIX-4
         19.10    Participant's Address.......................................................................XIX-4

XX.      Top-Heavy Status......................................................................................XX-1
         20.1     Article Controls.............................................................................XX-1
         20.2     Definitions..................................................................................XX-1

                                       (v)




         20.3     Top-Heavy Status.............................................................................XX-2
         20.4     Termination of Top-Heavy Status..............................................................XX-3
         20.5     Effect of Article............................................................................XX-3

APPENDIX A...........................................................................................Appendix A - 1


                                      (vi)

                                       I.

                          Definitions and Construction

         1.1 Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) Accounts: The total of the amounts credited to a Participant's Employer's Account, After-Tax Savings Account, Rollover Account and Tax Deferred Savings Account. All amounts credited to a Participant's Employer's Contributions Account, Employer's Matching Account and Repayment Account prior to the Effective Date shall be credited to such Participant's Employer's Account as of the Effective Date. All amounts credited to a Participant's Regular Savings Account prior to the Effective Date shall be credited to such Participant's After-Tax Savings Account as of the Effective Date.

(2)      Act: The "Employee Retirement Income Security Act of 1974, as amended."

(3) After-Tax Savings Account: An individual account for each Participant which is credited with his After-Tax Savings Contributions and which is credited (or debited) with such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(4) After-Tax Savings Contributions: Contributions made to the Plan by the Participants in accordance with their elections pursuant to Section 3.2.

(5) Benefit Commencement Date: With respect to each Participant or beneficiary, the first day of the first period for which such Participant's or beneficiary's benefit is payable to him from the Trust Fund.

(6)      Chief Executive Officer:  The Chief Executive Officer of the Company.

(7)      Code:  The Internal Revenue Code of 1986, as amended.

(8)      Commencement  Date:   The date on which an individual first performs an
         Hour of Service.

(9) Committee: The Halliburton Company Benefits Committee appointed by the Chief Executive Officer.

(10)     Company:  Halliburton Company.

(11) Compensation: The total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a Participant for services actually rendered or labor performed for the Employer while a Participant and an Employee to the extent such amounts are includable in gross income, subject to the following adjustments and limitations:

         (A)      The following shall be excluded:

                  (i)      geographic coefficient allowances;

                  (ii)     reimbursements or other expense allowances;

                  (iii)    cash and noncash fringe benefits;

                  (iv)     moving expenses;

                  (v) Employer contributions to or payments from this or any other deferred compensation program whether such program is qualified under section 401(a) of the Code or nonqualified;

                  (vi)     welfare benefits;

                  (vii) amounts realized from the receipt or exercise of a stock option which is not an incentive stock option within the meaning of section 422 of the Code;

                  (viii)   amounts  realized at the time  property  described in
                           section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture;

                  (ix) amounts realized as a result of an election described in section 83(b) of the Code;

                  (x) any amount realized as a result of a disqualifying disposition within the meaning of section 421(a) of the Code;

                  (xi) any other amounts which receive special tax benefits under the Code but are not hereinafter included;

                  (xii) dividends received by a Participant with respect to Halliburton Stock held by such Participant while such Halliburton Stock is subject to a substantial risk of forfeiture, within the meaning of section 83 of the Code, if the Participant did not make an election described in section 83(b) of the Code with respect to such Halliburton Stock; and

                  (xiii) any bonuses payable under any incentive compensation plan of the Employer.

         (B)      The following shall be included:

                  (i) elective contributions made on a Participant's behalf by the Employer that are not includable in income under section 125, section 402(e)(3), section 402(h) or section 403(b) of the Code;

                  (ii) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code; and

                  (iii) employee contributions described in section 414(h) of the Code that are picked up by the employing unit and are treated as employer contributions.

         (C) The Compensation of any Participant taken into account for purposes of the Plan shall be limited to $160,000 for any Plan Year with such limitation to be:

                  (i)      adjusted  automatically  to reflect any amendments to
                           section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code; and

                  (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

(12) Controlled Entity: Each corporation that is a member of a controlled group of corporations, within the meaning of section 1563(a) (determined without regard to sections 1563(a)(4) and 1563(e)(3)(C)) of the Code, of which the Employer is a member, each trade or business (whether or not incorporated) with which the Employer is under common control and each member of an affiliated service group, within the meaning of section 414(m) of the Code, of which the Employer is a member. Notwithstanding the foregoing, for purposes of Sections 1.1(33), 1.1(36), 1.1(49), 8.3(a), 10.1(f), 10.2(a)(3), 10.1(f) of
         Appendix A and 10.2(d)(3) of Appendix A of the Plan, M-I Drilling Fluids Co. shall be deemed to be a Controlled Entity.

(13) Direct Rollover: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

(14)     Directors:  The Board of Directors of Halliburton Company.

(15) Disabled: Physically or mentally incapable of performing either the Participant's usual duties as an Employee or any other duties as an Employee that the Employer reasonably makes available and likely to remain so Disabled continuously and permanently, as determined by the Employer. A Participant must be Disabled for five consecutive months before the Employer may make a determination of Disability, and the Employer may require proof of Disability in such form as the Employer shall decide, including the certificate of a duly licensed physician selected by the Employer.

(16) Distributee: Each (A) Participant entitled to an Eligible Rollover Distribution, (B) Participant's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution and (C) former spouse of a Participant who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(17)     Early  Retirement  Date:   The  earlier  of  (A) the date a Participant
         attains the age of fifty-five or (B) the date on which the sum of such Participant's age and his Years of Service equals seventy.

(18) Effective Date: June 1, 1998, as to this restatement of the Plan, except (A) as otherwise indicated in specific provisions of the Plan and (B) that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation.

(19) Eligible Employee: Each Employee other than (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement between a collective bargaining unit and the Employer unless such agreement provides for coverage of such Employee under the Plan,
         (B) a nonresident alien who receives no earned income from the Employer that constitutes income from sources within the United States, (C) an Employee covered by any other funded plan of deferred compensation of a foreign subsidiary of the Employer (whether or not such subsidiary meets the definition of a "Foreign Subsidiary Corporation") with respect to employment in the United States and (D) any Employee who is a Leased Employee or who is designated, compensated or otherwise classified by the Employee as a Leased Employee. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated or otherwise classified or treated by the Employer as an independent contractor shall be eligible to become a Participant in the Plan.

(20) Eligible Retirement Plan: (A) With respect to a Distributee other than a surviving spouse, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code or a qualified plan described in section 401(a) of the Code, that under its provisions and applicable law may accept a Distributee's Eligible Rollover Distribution, and (B) with respect to a Distributee who is a surviving spouse, an individual retirement account described in Section 408(a) of the Code or individual retirement annuity described in Section 408(b) of the Code.

(21) Eligible Rollover Distribution: Any distribution of all or any portion of the Accounts of a Distributee other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the
         Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), (D) any corrective distribution provided in Section 3.8 and (E) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability.

(22)     Employee:  Any  individual  employed  by the  Employer  or  any  Leased
         Employee. For purposes of this definition, a United States citizen employed by a Foreign Subsidiary Corporation of the Employer with respect to which the following conditions are met shall be deemed to be an Employee, subject to the requirements and restrictions of sections 406 and 407 of the Code:

         (A) The Employer has entered into an agreement with the United States Treasury Department to pay employer and employee Social Security taxes with respect to the compensation received from such Foreign Subsidiary Corporation by all United States citizens employed by such Foreign Subsidiary Corporation and which agreement has not been terminated; and

         (B) The United States citizen employed by such Foreign Subsidiary Corporation is not covered under any other funded plan of deferred compensation to which any individual or legal entity, other than the Employer, contributes with respect to the remuneration paid to such person by such Foreign Subsidiary Corporation.

(23)     Employer:   The  Company  and  each  entity that has been designated to participate in the Plan pursuant to the provisions of Article XVIII.

(24)     Employer  Contributions:   The total of Employer Matching Contributions
         and Employer Profit Sharing Contributions.

(25) Employer Matching Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.3.

(26) Employer Profit Sharing Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.4.

(27) Employer's Account: An individual account for each Participant which is credited with the Employer Profit Sharing Contributions made on such Participant's behalf, the Employer Matching Contributions made on such Participant's behalf and such Participant's repayment, if any, to the Plan made in accordance with Section 8.3(a), and which is credited (or debited) with such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(28)     Fiscal  Year:   The  fiscal  year  of the Employer as adopted by it for
         federal income tax purposes.

(29) Foreign Subsidiary Corporation: (A) A foreign corporation not less than 20% of the voting stock of which is owned by the Employer or (B) a foreign corporation more than 50% of the voting stock of which is owned by the foreign corporation described in (A) above.

(30) Halliburton Energy Services Plans: The Halliburton Profit Sharing and Savings Plan and the Halliburton Retirement Plan.

(31)     Halliburton Stock:  The common stock of the Company.

(32) Highly Compensated Employee: Each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the "Determination Year") and who:

         (A) Is a five-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "Look-Back Year"); or

         (B)      For the Look-Back Year:

                  (i) receives compensation (within the meaning of section 414(q)(4) of the Code; "compensation" for purposes of this Paragraph) in excess of $80,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year; and

                  (ii) if the Committee elects the application of this clause for such Look-Back Year, is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in section 414(q)(5) of the
                           Code) ranked on the basis of compensation received during the year.

         For purposes of the preceding sentence, (i) all employers aggregated with the Employer under section 414(b), (c), (m) or (o) of the Code shall be treated as a single employer and (ii) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee. To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in section 414(q) of the Code and the Treasury Regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury Regulations thereunder shall govern and control.

(33) Hour of Service: Each hour for which an individual is directly or indirectly paid, or entitled to payment, by the Employer or a Controlled Entity for the performance of duties.

(34)     Investment  Fund:   A portion  of the Trust Fund which is invested in a
         specified manner described in Section 5.1.

(35) Leased Employee: Any person who is not an employee of the Employer or a Controlled Entity but who performs services for the Employer or a Controlled Entity pursuant to an agreement (oral or written) between the Employer or a Controlled Entity and any leasing organization, provided that such person has performed such services for the Employer or a Controlled Entity or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the Employer or a Controlled Entity.

(36) Leave of Absence: Absence from employment with the Employer or a Controlled Entity which is in conformity with the policy of such Employer or Controlled Entity then in effect. Termination of employment and reemployment within thirty days following such termination shall be considered a Leave of Absence for purposes of the Plan for the entire period of such absence.

(37)     Master  Trust  Agreement:   The  Halliburton  Company  Employee Benefit
         Master Trust Agreement, as amended from time to time.

(38)     Normal  Retirement  Date:   The  date  a Participant attains the age of
         sixty-five.

(39)     Participant:   Any  individual who has met the eligibility requirements
         for participation in the Plan.

(40) Period of Service: Each period of an individual's Service commencing on his Employment Commencement Date or a Reemployment Commencement Date, if applicable, and ending on a Severance from Service Date. Notwithstanding the foregoing, a period during which an individual is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence. A Period of Service shall also include any period required to be credited as a Period of Service by federal law other than the Act or the Code, but only under the conditions and to the extent so required by such federal law.

(41) Period of Severance: Each period of time commencing on an individual's Severance from Service Date and ending on a Reemployment Commencement Date.

(42) Plan: The Halliburton Profit Sharing and Savings Plan, as amended from time to time.

(43) Plan Year: The twelve-consecutive month period commencing January 1 of each year.


(44) Profits: With respect to any given Fiscal Year, the consolidated income before income taxes ("IBT") of Halliburton Energy Services (excluding such subsidiaries, divisions and other entities which are a part of such group and which are designated from time to time by the Directors) for such Fiscal Year, adjusted to eliminate the effect, if any, of the following items:

         (A) Any expense recorded for Employer Profit Sharing Contributions made or to be made to the Plan for such Fiscal Year;

         (B) Any expense recorded for contributions made or to be made to the Professional Resources Ltd. Profit Sharing and Savings Plan for such Fiscal Year;

         (C) Any expense (but not income) recorded for the net periodic pension cost applicable to the Halliburton Retirement Plan for such Fiscal Year;

         (D) Any foreign exchange gains and losses and intercompany and outside interest income and expense for such Fiscal Year;

         (E) The portion of the IBT for such Fiscal Year (as adjusted to eliminate the effect, if any, of the items described in (A),
                  (B), (C) and (D) above) to which minority interest stockholders have a claim;

         (F) Any costs and expenses incurred for premium payments to the Pension Benefit Guaranty Corporation or for outside legal, accounting and actuarial services incident to the maintenance, administration and operation of the Plan, the Halliburton Retirement Plan and the Professional Resources Ltd. Profit Sharing and Savings Plan; and

         (G) Any expenses recorded for amounts credited or to be credited to ERISA Restoration Accounts under the Halliburton Company Senior Executives' Deferred Compensation Plan for such Fiscal Year;

         all as computed by the Company in accordance with its usual accounting practices.

(45)     Reemployment  Commencement   Date:    The  first  date  upon  which  an
         individual performs an Hour of Service following a Severance from Service Date.

(46)     Retirement:    With  respect  to  each  Participant, termination of his
         employment with the Employer on or after his Early Retirement Date.

(47) Rollover Account: An individual account for each Participant which is credited with the Rollover Contributions of such Participant made pursuant to Section 3.9 and which are not credited to his Employer's Account. A Participant's Rollover Account shall also be credited (or debited) with such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(48)     Rollover  Contributions:   Contributions  made  by an Eligible Employee
         pursuant to Section 3.9.

(49) Service: The period of an individual's employment with the Employer or a Controlled Entity taking into account the following:

         (A) Any absence from employment which is not a Leave of Absence shall be considered a termination of employment.

         (B) If an individual does not return to employment prior to the expiration of a Leave of Absence, his employment shall be considered terminated as of the one-year anniversary of the date on which his Leave of Absence commenced; provided, however, that (i) if an individual is prevented from timely returning to employment because of his death or because he is Disabled, his employment shall be considered terminated as of the date of such event and (ii) if an individual is absent from employment due to a military service Leave of Absence and fails to return to employment prior to the later of the expiration of his Leave of Absence or the expiration of his reemployment rights under applicable law, his employment shall be considered terminated as of the date on which his Leave of Absence commenced.

(50) Severance from Service Date: The first date on which an individual terminates his Service following his Commencement Date or a Reemployment Commencement Date, if applicable. Notwithstanding the foregoing, the Severance from Service Date of an individual who is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for purposes of caring for such child for the period immediately following such birth or placement shall be the second anniversary of the first date of such absence.

(51)     Tax  Deferred   Savings  Account:   An  individual   account  for  each
         Participant which is credited with the Tax Deferred Savings Contributions made by the Employer on such Participant's behalf and which is credited (or debited) with such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(52)     Tax Deferred Savings  Contributions:  Contributions made to the Plan by the Employer on a Participant's behalf in accordance with the Participant's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.1.

(53) Trust: The trust(s) established under the Trust Agreement(s) to hold and invest contributions made under the Plan and from which the Plan benefits will be distributed.

(54) Trust Agreement: The agreement(s) entered into between the Company and the Trustee establishing the Trust as such agreement may be amended from time to time.

(55)     Trust Fund:   The funds and  properties held pursuant to the provisions
         of the Trust Agreement for the use and benefit of the Participants, together with all income, profits and increments thereto.

(56)     Trustee:   The trustee or trustees qualified and acting under the Trust
         Agreement at any time.

(57)     Vested  Interest:   The  portion  of  a  Participant's  Accounts which,
         pursuant to the Plan, is nonforfeitable.

(58) Years of Service: A Participants aggregate Periods of Service whether or not such Periods of Service are completed consecutively converted into years by dropping any fraction of a year.

         1.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         1.3 Headings. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

         1.4 Construction. It is intended that the Plan be qualified within the meaning of Section 401(a) of the Code and that the Trust be tax exempt under
Section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                       II.

                                  Participation

         Any Eligible Employee shall become a Participant upon his Commencement Date, or the date he becomes an Eligible Employee, if later, and shall remain a Participant at all times thereafter. A Participant who ceases to be an Eligible Employee but remains an Employee shall continue to be a Participant but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to defer Compensation hereunder or share in allocations of Employer Contributions and forfeitures or contribute to the Plan unless and until he shall again become an Eligible Employee.

                                      III.

                                  Contributions

         3.1      Tax Deferred Savings Contributions.

                  (a) A Participant may elect to defer an integral percentage of his Compensation for a Plan Year by having the Employer contribute the amount so deferred to the Plan; provided, however, that the maximum deferral percentage that may be elected by a Participant shall not exceed 15% or such lesser percentage as may be specified by the Committee for such purpose and for such Plan Year (as such percentage may be changed from time to time during such Plan Year by the Committee to the extent it deems such change necessary and proper to facilitate the administration of the Plan). Compensation for a Plan Year not so deferred by such election shall be received by such Participant in cash. A Participant's election to defer an amount of his Compensation pursuant to this Section shall be made by the Participant authorizing his Employer, in the manner and within the time period prescribed by the Committee, to reduce his Compensation in the elected amount and the Employer, in consideration thereof, agrees to contribute an equal amount to the Plan. The Compensation elected to be deferred by a Participant pursuant to this Section shall become a part of the Employer's Tax Deferred Savings Contributions.

                  (b) A Participant's deferral election shall remain in force and effect for all periods following the effective date of such election until such election is modified or terminated or until such Participant terminates his employment, provided that the Committee may establish procedures to automatically reinstate a Participant's election upon reemployment. A Participant who has elected to defer a portion of his Compensation may change his deferral election percentage (within the percentage limit established pursuant to Paragraph (a) above) by communicating such new deferral election percentage to his Employer in the manner and within the time period prescribed by the Committee.

                  (c) A Participant may cancel his deferral election by communicating such cancel lation to his Employer in the manner and within the time period prescribed by the Committee. A Participant who so cancels his deferral election may again elect to defer a portion of his Compensation by communicating his new deferral election percentage (within the percentage limit established pursuant to Paragraph (a) above) to his Employer in the manner and within the time period prescribed by the Committee.

                  (d) In restriction of the Participants' elections provided in Paragraphs (a), (b), and (c) above, the Tax Deferred Savings Contributions and the elective deferrals (within the meaning of section 402(g)(3) of the Code) under all other plans, contracts, and arrangements of the Employer on behalf of any Participant for any calendar year shall not exceed $7,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 402(g)(5) of the Code).

                  (e) In further restriction of the Participants' elections provided in Paragraphs (a), (b) and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth

                                      III-1
in section 401(k)(3) of the Code and the Treasury Regulations thereunder must be met in each Plan Year. Such testing shall utilize the prior year testing method as such term is defined in Internal Revenue Service Notice 98-11. The Committee may elect, in accordance with applicable Treasury Regulations, to treat Employer Matching Contributions to the Plan as Tax Deferred Savings Contributions for the purposes of meeting these requirements. If multiple use of the alternative limitation (within the meaning of section 401(m)(9) of the Code and Treasury Regulation ss. 1.401(m)-2(b)) occurs during a Plan Year such multiple use shall be corrected in accordance with the provisions of Treasury Regulation ss. 1.401(m)-2(c); provided, however, that if such multiple use is not eliminated by making qualified nonelective contributions, then the "actual contribution percentages" of all Highly Compensated Employees participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of Section 3.8(c) and applicable Treasury Regulations so that there is no such multiple use.

                  (f) If the restrictions set forth in Paragraph (d) or (e) above would not otherwise be met for any Plan Year, the Compensation deferral elections made pursuant to Paragraphs (a), (b) and (c) above of Participants who are Highly Compensated Employees may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.


                  (g) The Employer shall contribute to the Trust, as Tax Deferred Savings Contributions with respect to each Participant, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Participant during such month. Such contributions, as well as the contributions pursuant to Sections 3.3 and 3.4, shall be made without regard to current or accumulated profits of the Employer. Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412 and 417 of the Code.

         3.2      After-Tax Savings Contributions.

                  (a) After-Tax Savings Contributions may be made by a Participant by either authorizing the Employer to withhold such contributions from his Compensation as of each payroll period or by making nonpayroll deduction, lump sum After-Tax Savings Contributions as of the date specified by the Committee and in accordance with its rules. A Participant may contribute to the Plan, as his payroll deduction After-Tax Savings Contributions, an integral percentage of his Compensation which, when added to the integral percentage of his Compensation for such Plan Year designated as Tax Deferred Savings Contributions, does not exceed 15% or such lesser percentage as may be specified by the Committee for such purpose and for such Plan Year (as such percentage may be changed from time to time during such Plan Year by the Committee to the extent it deems such change necessary and proper to facilitate the administration of the Plan). Each Participant may elect the amount (within the percentage limits of this Paragraph) of his payroll deduction After-Tax Savings Contributions by communicating such amount to his Employer in the manner and within the time period prescribed by the Committee. A Participant's election to make payroll deduction After-Tax Savings Contributions shall be effective as of the first day of any payroll period which is after the date upon which the Participant has timely communicated his election to his Employer in accordance with the provisions of the preceding sentence.


                                      III-2

                  (b) A Participant may change the amount of his payroll deduction After-Tax Savings Contributions (within the percentage limits set forth in Paragraph (a) above) effective as of the first day of any payroll period by communicating his new payroll deduction election percentage to his Employer in the manner and within the time period prescribed by the Committee.

                  (c) A Participant may suspend his payroll deduction After-Tax Savings Contributions effective as of the first day of any payroll period by communicating such suspension to his Employer in the manner and within the time period prescribed by the Committee. A Participant may again elect to make payroll deduction After-Tax Savings Contributions, effective as of the first day of any payroll period, by communicating his new payroll deduction election percentage to his Employer in the manner and within the time period prescribed by the Committee.

                  (d) If the restrictions set forth in Section 3.5 would not otherwise be met for any Plan Year, the After-Tax Savings Contribution elections made pursuant to Paragraphs (a), (b) and (c) above of Participants who are Highly Compensated Employees may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

         3.3      Employer Matching Contributions.

                  (a) For each payroll period, the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount which equals 50% of the Tax Deferred Savings Contributions made pursuant to Section 3.1 on behalf of each of the Participants during such payroll period that were not in excess of 4% of such Participant's Compensation for such payroll period.

                  (b) In addition to the Employer Matching Contributions made pursuant to Paragraph (a) for each Plan Year, the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount equal to the difference, if any, between (1) 50% of the Tax Deferred Savings Contributions that were made pursuant to Section 3.1 on behalf of each Participant during such Plan Year and that were not in excess of 4% of each such Participant's Compensation for such Plan Year and (2) the Employer Matching Contributions made pursuant to Paragraph (a) above for each such Participant for such Plan Year.

         3.4 Employer Profit Sharing Contributions. For each Plan Year, the Employer shall contribute to the Trust, as an Employer Profit Sharing Contribution, an additional aggregate amount equal to the sum of (a) the excess, if any, of (1) 10% of Profits for the Fiscal Year ending within or with such Plan Year over (2) the sum of (i) the expense recorded for contributions made or to be made for such Fiscal Year to the Professional Resources Ltd. Profit Sharing and Savings Plan, (ii) the aggregate costs and expenses incurred for premium payments to the Pension Benefit Guaranty Corporation and for outside legal, accounting and actuarial services incident to the maintenance, administration and operation of the Plan, the Halliburton Retirement Plan and the Professional Resources Ltd. Profit Sharing and Savings Plan, (iii) the amount, if any, of the expense (but not income) recorded for the net periodic pension cost (as determined by the Company in accordance with generally accepted accounting principles) applicable to the Halliburton Retirement Plan for such plan's plan year with or within which such Fiscal Year ends and (iv) the expenses recorded for amounts credited or to be credited to ERISA Restoration Accounts under the Halliburton Company Senior Executives' Deferred Compensation Plan for such Fiscal Year, plus (b) such additional

                                      III-3
amount, if any, determined in the sole discretion of the Directors; provided, however, that such Employer Profit Sharing Contribution shall not be less than an amount which, when allocated to each Participant's Employer's Account pursuant to Section 4.2(d), is equal to 4% of each such Participant's Compensation for such Plan Year. For purposes of clause (iii) of the preceding sentence and if required for administrative purposes, such net periodic pension cost may be estimated by the Company and the difference between the actual cost and the estimated cost shall be used to adjust the amount determined pursuant to clause (iii) in the following Plan Year.

         3.5 Restrictions on Employer Matching Contributions and After-Tax Savings Contributions. In restriction of the Employer Contributions and After-Tax Savings Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in section 401(m) of the Code and the Treasury Regulations thereunder must be met in each Plan Year. Such testing shall utilize the prior year testing method as such term is defined in Internal Revenue Service Notice 98-1. The Committee may elect, in accordance with applicable Treasury Regulations, to treat Tax Deferred Savings Contributions to the Plan as Employer Matching Contributions for purposes of meeting this requirement.

         3.6 Payments to Trustee. Contributions under the Plan shall be paid by the Employer directly to the Trustee as soon as practicable. On or about the date of any such payment, the Committee shall be informed as to the amount of such payment.

         3.7 Return of Contributions. Anything to the contrary herein notwithstanding, the Employer's contributions to the Plan are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto.

         3.8      Disposition of Excess Deferrals and Excess Contributions.

                  (a) Anything to the contrary herein notwithstanding, any Tax Deferred Savings Contributions to the Plan for a calendar year on behalf of a Participant in excess of the limitations set forth in Section 3.1(d) and any "excess deferrals" from other plans allocated to the Plan by such Participant no later than March 1 of the next following calendar year within the meaning of, and pursuant to the provisions of, section 402(g)(2) of the Code, shall be distributed to such Participant not later than April 15 of the next following calendar year.

                  (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Tax Deferred Savings Contributions made by the Employer on behalf of Highly Compensated Employees exceeds the maximum amount of Tax Deferred Savings Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.1(e) (determined by reducing Tax Deferred Savings Contributions on behalf of Highly Compensated Employees in

                                      III-4
order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with section 401(k)(8)(C) of the Code and the Treasury Regulations thereunder), then such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess was contributed before the end of the next following Plan Year.

                  (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the sum of the aggregate Employer Matching Contributions and After-Tax Savings Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Employer Matching Contributions and After-Tax Savings Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.5 (determined by reducing, first, After-Tax Savings Contributions made by, and second, Employer Matching Contributions made on behalf of, Highly Compensated Employees in order of the highest dollar amounts contributed by and on behalf of such Highly Compensated Employees in accordance with section 401(m)(6)(C) of the Code and Treasury Regulations thereunder), then such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made or who made such excess contributions, as applicable, before the end of the next following Plan Year.

                  (d) In coordinating the disposition of excess deferrals and excess contributions pursuant to this Section, such excess deferrals and excess contributions shall be disposed of in the following order:

                           (1) First, Tax Deferred Savings Contributions which constitute excess deferrals described in Paragraph (a) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                           (2) Second, excess Tax Deferred Savings Contributions which constitute excess deferrals described in Paragraph (a) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                           (3) Third, excess Tax Deferred Savings Contributions described in Paragraph (b) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                           (4) Fourth, excess Tax Deferred Savings Contributions described in Paragraph (b) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                           (5) Fifth, excess After-Tax Savings Contributions described in Paragraph (c) above shall be distributed;

                           (6) Sixth, excess Employer Matching Contributions described in Paragraph (c) above shall be distributed; and

                           (7) Seventh, Employer Matching Contributions that relate to Tax Deferred Savings Contributions that have been distributed pursuant to the provisions of Paragraph (2)

                                      III-5
         or (4) above that were not distributed pursuant to the provisions of Paragraph (6) above shall be forfeited.

                  (e) Any distribution or forfeiture of excess deferrals or excess contributions pursuant to the provision of this Section shall be adjusted for income or loss allocated thereto in the manner determined by the Committee in accordance with any method permissible under applicable Treasury Regulations. Any forfeiture pursuant to the provisions of this Section shall be considered to have occurred on the date which is 2-1/2 months after the end of the Plan Year.

         3.9      Rollover Contributions.

                  (a) Qualified Rollover Contributions may be made to the Plan by any Eligible Employee of amounts received by such Eligible Employee from an individual retirement account or annuity or from an employee's trust described in Section 401(a) of the Code, which is exempt from tax under Section 501(a) of the Code, but only if any such Rollover Contribution is made pursuant to and in accordance with applicable provisions of the Code and Treasury Regulations promulgated thereunder.

                  (b) A Rollover Contribution of amounts that are "eligible rollover distributions" within the meaning of section 402(f)(2)(A) of the Code may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Eligible Employee or paid to the Plan as a "direct" Rollover Contribution. A direct Rollover Contribution to the Plan shall be effectuated only by wire transfer directed to the Trustee or by issuance of a check made payable to the Trustee, which is negotiable only by the Trustee, and which identifies the Eligible Employee for whose benefit the Rollover Contribution is being made. Any Eligible Employee desiring to effect Rollover Contribution to the Plan must execute and file with the Committee the form prescribed by the Committee for such purpose. The Committee may require as a condition to accepting any Rollover Contribution to the Plan that such Eligible Employee furnish any evidence that the Committee in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact eligible for rollover to the Plan and is made pursuant to and in accordance with applicable provisions of the Code and Treasury Regulations promulgated thereunder. All Rollover contributions to the Plan must be made in cash.

                  (c) Rollover Contributions made in accordance with this Section shall be credited to the Rollover Account of the Eligible Employee making such Rollover Contributions; provided, however, to the extent that such Rollover Contributions are used by a Participant for repayment purposes pursuant to Section 8.3(a), such Rollover Contributions shall be credited to the Employer's Account of the Participant making such Rollover Contributions.


                                      III-6

                                       IV.

                           Allocations and Limitations

         4.1 Suspense  Account.   All  contributions,  forfeitures  and  the net
income (or net loss) of the Trust Fund shall be held in suspense until allocated or applied as provided herein.

         4.2 Records on a Unit Basis. Records with respect to the Investment Funds shall be maintained on a unit basis.

         4.3 Allocation or Application of Contributions and Forfeitures.

                  (a) Tax Deferred Savings Contributions made by the Employer on a Participant's behalf pursuant to Section 3.1 shall be allocated to such Participant's Tax Deferred Savings Account.

                  (b) After-Tax Savings Contributions made by a Participant pursuant to Section 3.2 shall be allocated to the After-Tax Savings Account of such Participant.

                  (c)   The   Employer   Matching   Contributions   made   on  a
Participant's behalf pursuant to Section 3.3 shall be allocated to the Employer's Account of the Participant.

                  (d) The Employer Profit Sharing  Contribution made pursuant to
Section 3.4 for such Plan Year shall be allocated to the Employer's Account of each Participant who received Compensation during such Plan Year. The allocation to each such eligible Participant's Employer's Account shall be that portion of such Employer Profit Sharing Contribution which is in the same proportion that such Participant's Compensation for such Plan Year bears to the total of all such Participants' Compensation for such Plan Year.

                  (e) All contributions to the Plan shall be considered allocated to Participants' Accounts no later than the last day of the Plan Year for which they were made, as determined pursuant to Article III, except that, for purposes of Section 4.4, contributions shall be considered allocated to Participants' Accounts when received by the Trustee.

                  (f) Any amounts which are forfeited under any provision hereof during a Plan Year shall be applied to reduce Employer Matching Contributions next coming due. Prior to such application, forfeited amounts shall continue to be invested in the same Investment Fund(s) in which they were invested immediately prior to their forfeiture.

         4.4 Valuation of Accounts. All amounts contributed to the Trust Fund shall be invested as soon as administratively feasible following their receipt by the Trustee, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is invested from the time of receipt by the Trustee until the time of distribution.

         4.5 Limitations and Corrections.

                  (a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

                           (1) "Annual Additions" of a Participant for any Limitation Year shall mean the total of (A) the Employer Contributions, Tax Deferred Savings Contributions and forfeitures, if any, allocated to such Participant's Accounts for such year, (B) Participant's
         After-Tax Savings Contributions, if any, (excluding any Rollover Contributions) for such year and (C) amounts referred to in sections 415(l)(1) and 419A(d)(2) of the Code.

                           (2) "415 Compensation" shall mean the total of all amounts paid by the Employer to or for the benefit of a Participant for services rendered or labor performed for the Employer which are required to be reported on the Participant's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), subject to the following adjustments and limitations:

                           (A)      The following shall be included:

                                    (i)   elective   deferrals  (as  defined  in
                           section 402(g)(3) of the Code) from compensation to be paid by the Employer to the Participant; and

                                    (ii)  any  amount  which is  contributed  or
                           deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of section 125 of the Code.

                           (B) The 415  Compensation  of any  Participant  taken
                  into account for purposes of the Plan shall be limited to $160,000 for any Plan Year with such limitation to be:

                                    (i)   adjusted  automatically to reflect any
                           amendments to section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code; and

                                    (ii)  prorated  for a Plan Year of less than
                           twelve months and to the extent otherwise required by applicable law.

                           (3) "Limitation Year" shall mean the Plan Year.

                           (4) "Maximum Annual Additions" of a Participant for any Limitation Year shall mean the lesser of (A) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year) or (B) 25% of such Participant's 415 Compensation during such year except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after separation from service with the

         Employer or a Controlled Entity which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

                  (b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Participant's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Participant for such year. If as a result of allocation of forfeitures, a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions which would be credited to a Participant's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Participant for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Participant's Accounts shall be disposed of as follows:

                           (1) First, by returning to such Participant his After -Tax Savings Contributions, adjusted for income or loss allocated thereto;

                           (2) Next, any such excess Annual Additions in the form of Tax Deferred Savings Contributions on behalf of such Participant which would not have been considered in determining the amount of Employer Matching Contributions allocated to such Participant's Employer's Account pursuant to Section 4.3(c) shall be distributed to such Participant, adjusted for income or loss allocated thereto;

                           (3) Next, any such excess Annual Additions in the form of Tax Deferred Savings Contributions on behalf of such Participant which would have been considered in determining the amount of Employer Matching Contributions allocated to such Participant's Employer's Account pursuant to Section 4.3(c) shall be distributed to such Participant, adjusted for income or loss allocated thereto, and the Employer Matching Contributions which would have been allocated to such Participant's Employer's Account based upon such distributed Tax Deferred Savings Contributions shall, to the extent such amounts would have otherwise been allocated to such Participant's Employer's Account, be treated as a forfeiture;

                           (4) Next, any such excess Annual Additions in the form of Employer Profit Sharing Contributions shall, to the extent such amounts would otherwise have been allocated to such Participant's Employer's Account, be treated as a forfeiture.

                  (c) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "Controlled Entity" (other than an affiliated service group member within the meaning of Section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Participant's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Participant for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

                  (d) In the case of a Participant who also participated in a defined benefit plan of the Employer or a Controlled Entity (as defined in Paragraph (c) above), the Employer shall reduce the Annual Additions credited to the Accounts of such Participant under this Plan pursuant to the provisions of Paragraph (b) to the extent necessary to prevent the limitation set forth in section 415(e) of the Code from being exceeded. Notwithstanding the foregoing, the provisions of this Paragraph shall only apply if such defined benefit plan does not provide for a reduction of benefits thereunder to ensure that the limitation set forth in section 415(e) of the Code is not exceeded. Further, this Paragraph shall not apply for Limitation years beginning after December 31, 1999.

                  (e) If the limitations set forth in this Section would not otherwise be met for any Limitation Year, the elections to make After-Tax Savings Contributions pursuant to Section 3.2 and/or the Compensation deferral elections pursuant to Section 3.1 of affected Participants may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

                                       V.

                                Investment Funds


         5.1      Investment of Accounts.

                  (a) Each Participant shall designate, in accordance with the procedures established from time to time by the Committee, the manner in which the amounts allocated to each of his Accounts shall be invested from among the Investment Funds made available from time to time by the Committee. With respect to each of a Participant's Accounts, such Participant may designate one of such Investment Funds for all the amounts allocated to such Account or he may split the investment of the amounts allocated to such Account between such Investment Funds in such increments as the Committee may prescribe. If a Participant fails to make a designation, then his Accounts shall be invested in the Investment Fund or Investment Funds designated by the Committee from time to time in a uniform and nondiscriminatory manner.

                  (b) A Participant may change his investment designation for future contributions to be allocated to any one or all of his Accounts. Any such change shall be made in accordance with the procedures established by the Committee, and the frequency of such changes may be limited by the Committee.

                  (c) A Participant may elect to convert his investment designation with respect to the amounts already allocated to one or more of his Accounts. Any such conversion shall be made in accordance with the procedures established by the Committee, and the frequency of such conversions may be limited by the Committee.

         5.2      Special Investment Provisions.

                  (a) Amounts allocated to a Participant's Accounts may be held by the Trustee uninvested or may be held in an interest bearing account for a reasonable period of time pending appropriate investment according to this Article.

                  (b) Subject to the restrictions otherwise provided herein, in a Trust Agreement or in the Master Trust Agreement, the Plan may acquire and hold its funds in "qualifying employer securities" (as defined in section 407 of the Act) to the extent necessary to comply with the investment provisions set forth in this Article. Notwithstanding the foregoing, no transfer into any Investment Fund holding Halliburton Stock shall be made if such transfer would require the acquisition of Halliburton Stock and if, immediately after such acquisition, (1) the Trust would own more than 10% of the shares of Halliburton Stock then issued and outstanding or (2) the aggregate fair market value of employer securities and employer real property held by the Plan would exceed 10% of the fair market value of the Plan's assets (determined in accordance with the provisions of section 407 of the Act and the regulations promulgated thereunder). The Committee may from time to time establish such rules and regulations as it shall deem appropriate to ensure compliance with the limitations set forth in the preceding sentence. Further, the Committee may from time to time refuse to honor any investment designation, establish such rules and regulations or take any other actions it shall deem appropriate to ensure the continued availability of any applicable exemptions under the Securities Exchange Act of 1934 and to ensure the Plan's compliance with applicable federal and state securities laws.

                  (c) Each Participant who has any portion of his Accounts invested in Halliburton Stock shall be entitled to vote the shares of Halliburton Stock allocated to his Accounts in accordance with the provisions set forth in the Trust Agreement or the Master Trust Agreement, as applicable, for the exercise of voting rights with respect to Halliburton Stock.

                                       VI.

                               Retirement Benefits

         A Participant who terminates his employment by reason of his Retirement shall be entitled to a retirement benefit, payable at the time and in the form provided in Article X, equal to the value of his Accounts on his Benefit Commencement Date. Any contribution allocable to a Participant's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

                                      VII.

                               Disability Benefits

          In the event a Participant's employment is terminated due to him being Disabled and if such Participant has made application to the Committee for disability benefits under this Article, then such Participant shall be entitled to a disability benefit, payable at the time and in the form provided in Article X, equal to the value of his Accounts on his Benefit Commencement Date. Any contribution allocable to a Participant's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.


                                      VII-1

                                      VIII.

                               Severance Benefits

         8.1 No Benefits Unless Herein Set Forth. Except as set forth in this Article, upon termination of employment of a Participant for any reason other than Retirement, death or being Disabled, such Participant shall acquire no right to any benefit from the Plan or the Trust Fund.

         8.2      Severance Benefit.

                  (a) Each Participant whose employment is terminated for any reason other than Retirement, death or being Disabled shall be entitled to a severance benefit, payable at the time and in the form provided in Article X, equal to the value of his Accounts on his Benefit Commencement Date. Any contribution allocable to his Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

                  (b) Any Participant with one Hour of Service on or after December 31, 1996, shall have a 100% Vested Interest in his Employer's Account. The Vested Interest in the Employer's Account of any other Participant shall be determined under the terms of the Plan as in effect on the date of such Participant's termination of employment with the Employer; provided, however, that a Participant shall continue to have a 100% Vested Interest in any amounts credited to his Repayment Account prior to the Effective Date, and earnings thereon.

                  (c) A Participant shall have a 100% Vested Interest in his After-Tax Savings Account, Rollover Account and Tax Deferred Savings Account at all times.

         8.3      Forfeitures.

                  (a) A Participant who terminated employment with the Employer prior to December 31, 1996 with a Vested Interest in his Employer's Account which was less than 100% and who either was not entitled to a distribution from the Plan or received a distribution from the Plan of his entire Vested Interest in his Accounts by the close of the second Plan Year following the Plan Year in which his employment was terminated forfeited the forfeitable amount credited to his Employer's Account. Such terminated Participant shall, upon subsequent reemployment with the Employer or a Controlled Entity prior to incurring a Period of Severance of five consecutive years, have the forfeited amount restored to such Participant's Employer's Account, unadjusted by any subsequent gains or losses of the Trust Fund; provided, however, that such restoration shall be made only if such Participant repays in cash an amount equal to the amount so distributed to him from his Employer's Account within five years from the date the Participant is reemployed. A reemployed Participant who was not entitled to a distribution from the Plan on his date of termination of employment shall be considered to have repaid a distribution of zero dollars on the date of his reemployment. A Participant's repayment made in accordance with this Paragraph shall be credited to such Participant's Employer's Account when the repayment is received by the Trustee. Any such

                                     VIII-1
restoration shall be made as soon as administratively feasible following the date of repayment. Notwithstanding anything to the contrary in the Plan, (1) forfeited amounts to be restored by the Employer to Participants' Employer's Accounts pursuant to this Paragraph shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored which would otherwise be available to reduce Employer Matching Contributions and (2) if such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be provided by an additional Employer contribution (which shall be made without regard to current or accumulated earnings and profits).

                  (b) With respect to a Participant whose Vested Interest in his Employer's Account was less than 100% and who made a withdrawal from or received a termination distribution from his Employer's Account (other than as part of a distribution from the Plan of his entire Vested Interest in his Accounts by the close of the second Plan Year following the Plan Year in which his employment is terminated) prior to December 31, 1996, any amount remaining in his Employer's Account shall continue to be maintained as a separate account. At any relevant time, such Participant's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                                 X=P(AB + D) - D

For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Participant's Vested Interest in his Employer's Account at the relevant time; AB is the balance of such separate account at the relevant time; and D is the amount of the withdrawal or distribution. For all other purposes of the Plan, a Participant's separate account shall be treated as an Employer's Account. Upon his incurring a Period of Severance of five consecutive years, the forfeitable portion of a terminated Participant's separate account and his Employer's Account shall be forfeited as of the end of the Plan Year during which the terminated Participant completes such Period of Severance.

                  (c) With respect to a Participant who terminated employment with the Employer prior to December 31, 1996 with a Vested Interest in his Employer's Account which was less than 100% and who is not otherwise subject to the forfeiture provisions set forth above, the forfeitable portion of his Employer's Account shall be forfeited as of the date the terminated Participant completes a Period of Severance of five consecutive years or, if earlier, the date of such Participant's death.


                                     VIII-2

                                       IX.

                                 Death Benefits

         9.1 Death Benefits. Upon the death of a Participant while an Employee or within five months after his termination of employment if such termination was by reason of him being Disabled and he has not qualified for disability benefits under Article VII, the Participant's designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in
Article X, equal to the value of the Participant's Accounts on the Participant's Benefit Commencement Date. Any contribution allocable to a Participant's
Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         9.2      Designation of Beneficiaries.

                  (a) Each Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing such form with the Committee. Any such designation may be changed at any time by such Participant by execution of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Participant who is married on the date of his death designates an individual or entity other than his Eligible Surviving Spouse as his beneficiary, such designation shall not be effective unless (1) such spouse has consented thereto in writing and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Participant without spousal consent) or expressly permits such designation by the Participant without the requirement of further consent by the spouse, and
(C) is witnessed by a Plan representative (other than the Participant) or a notary public or (2) the consent of such spouse cannot be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                  (b) If any beneficiary designated by a Participant does not survive the Participant, the interest of such beneficiary shall vest in the designated beneficiary or beneficiaries who do survive the Participant, if any, but if no designated beneficiary survives the Participant or if no beneficiary designation is on file with the Committee at the time of the death of the Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive the Participant's benefit hereunder shall be as follows:

                           (1) If a Participant leaves a surviving spouse, his designated beneficiary shall be such surviving spouse;

                           (2) If a Participant leaves no surviving spouse, his designated beneficiary shall be (A) such Participant's estate or (B) his heirs at law if there is no administration of such Participant's estate.

                  (c) Each beneficiary of a Participant who becomes entitled to a benefit pursuant to Section 10.2(a)(3) or pursuant to Section 10.3(b) upon the death of a Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form pre scribed by the Committee and filing same with the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section.

                  (d) If any beneficiary designated pursuant to Paragraph (c) does not survive the beneficiary of a Participant, the interest of such beneficiary shall vest in the designated beneficiary or beneficiaries who do survive the beneficiary of a Participant, if any, but if no designated benefi ciary survives the beneficiary of a Participant or if no beneficiary designation is on file with the Committee at the time of the death of the beneficiary of a Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive the beneficiary of a Participant's benefit pursuant to Section 10.2(a)(3) or pursuant to Section 10.3(b) shall be the Participant's executor or administrator, or his heirs at law if there is no administration of such beneficiary of a Participant's estate.

                  (e) Notwithstanding the preceding provisions of this Section and to the extent not prohibited by state or federal law, if a Participant is divorced from his spouse and at the time of his death is not remarried to the person from whom he was divorced, any designation of such divorced spouse as his beneficiary under the Plan filed prior to the divorce shall be void unless the contrary is expressly stated in writing filed with the Committee by the Participant. The interest of such divorced spouse failing hereunder shall vest in the persons specified in Paragraph (b) above as if such divorced spouse did not survive the Participant.

                                       X.

                      Time and Form of Payment of Benefits

         10.1     Determination of Benefit Commencement Date.

                  (a) Subject to the provisions of the remaining Paragraphs of this Section, a Participant's Benefit Commencement Date shall be the date that is as soon as administratively feasible after (1) the date the Participant or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII or IX or (2) if the Participant or his beneficiary becomes entitled to a benefit pursuant to Article VIII, the earlier of the date the Participant (i) attains age fifty-five, (ii) dies or (iii) com pletes a Period of Severance of thirty consecutive days after the termination of his employment entitling him to such benefit provided the Participant has not been reemployed by the Employer or a Controlled Entity by his Benefit Commencement Date.

                  (b) Unless a Participant (1) has attained age sixty-five or died or (2) consents to a distribution pursuant to Paragraph (a) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), his Benefit Commencement Date shall be deferred to the date which is as soon as administratively feasible after the earlier of the date the Participant attains age sixty-five or the Participant's date of death, or such earlier date as the Participant may elect prior to such date. The Committee shall furnish information pertinent to his consent to each Participant no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Benefit Commencement Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Participant of his right to defer his Benefit Commencement Date and of his transfer right pursuant to Section 10.8 below, if applicable.

                  (c) A Participant's Benefit Commencement Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Participant attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer or a Controlled Entity.

                  (d) A Participant's Benefit Commencement Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder and shall in no event be later than:

                           (1) April 1 of the calendar year following the later of (A) the calendar year in which such Participant attains the age of seventy and one-half or (B) the calendar year in which such Participant terminates his employment with the Employer (provided, however, that clause (B) of this sentence shall not apply in the case of a Participant who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains the age of seventy and one-half); and

                           (2) In the  case of a  benefit  payable  pursuant  to
         Article IX, (A) if payable to other than the Participant's spouse, the last day of the one-year period following the death of such Participant or (B) if payable to the Participant's spouse, after the date upon which such Participant would have attained the age of seventy and one-half, unless such surviving spouse dies before payments commence, in which case the Benefit Commencement Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

The provisions of this Section notwithstanding, a Participant may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, in determining compliance with the provisions of section 401(a)(9) of the Code, a Participant may elect in accordance with procedures established by the Committee, prior to the first required distribution under section 401(a)(9) of the Code, to have the life expectancies of the Participant and the Participant's spouse recalculated annually pursuant to the provisions of section 401(a)(9)(D) of the Code and the Treasury regulations thereunder. If such an election is not made, the life expectancies of the Participant and the Participant's spouse shall not be recalculated.

                  (e) If (A) a Participant attained age seventy and one-half, but did not terminate employment with the Employer, prior to 1997, (B) such Participant's Benefit Commencement Date occurred prior to his termination of employment pursuant to the provisions of Paragraph (d) as in effect prior to June 1,1998, (C) such Participant is an Employee and (D) such Participant was not a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attained the age of seventy and one-half, such Participant may affirmatively elect to cease the distribution of his Accounts hereunder until the time described in Paragraph (1) or (2) above, whichever is applicable.

                  (f) Subject to the provisions of Paragraph (d), a Participant's Benefit Commencement Date shall not occur unless the Article VI, VII, VIII or IX event entitling the Participant (or his beneficiary) to a benefit constitutes a distributable event described in section 401(k)(2)(B) of the Code and shall not occur while the Participant is employed by the Employer or any Controlled Entity (irrespective of whether the Participant has become entitled to a distribution of his benefit pursuant to Article VI, VII, VIII or
IX).

                  (g) Paragraphs (a), (b), and (c) above notwithstanding, a Participant, other than a Participant whose Vested Interest in his Accounts is not (and at the time of any prior distribution was not) in excess of $5,000, may elect, in the manner and within the time period prescribed by the Committee, to defer his Benefit Commencement Date beyond the date specified in such Paragraphs, subject to the provisions of Paragraph (d).

         10.2     Alternative Forms of Benefit for Participants.

                  (a) For purposes of Article VI or VII, the benefit of any Participant shall be paid in one of the following alternative forms to be selected by the Participant or, in the absence of such selection, in a single lump sum cash payment (notwithstanding the provisions of Section 10.5(b));

provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

                           (1)  A lump sum.

                           (2) A commercial annuity contract providing for periodic payments for any term certain to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 9.2.

                           (3) Periodic installment payments for any term certain (expressed as a specified dollar amount per month) to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in
         Section 9.2. At any time prior to the exhaustion of a Participant's Accounts, the Participant or his designated beneficiary may elect, in accordance with the procedures established by the Committee, to alter the schedule or amount of any future payments, to suspend and recommence payments or to receive one or more extra payments in any year; provided, however, that such changes must comply with the provisions of section 401(a)(9) of the Code. Periodic installment payments shall be suspended during any period of reemployment by the Participant with an Employer or a Controlled Entity. In the case of such suspension, upon such Participant's subsequent termination of employment the Participant shall be considered to have a new Benefit Commencement Date as to the suspended payments and as to any additional amounts allocated to his Accounts during his period of reemployment. Upon the death of a designated beneficiary who is receiving installment payments under this subparagraph, the remaining balance in the Participant's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment (notwithstanding the provisions of Section 10.5(b)), to such beneficiary's designated beneficiary as provided in Section 9.2(c) and (d).

                  (b) For purposes of Article VIII, the benefit for any Participant shall be paid in one of the following alternative forms to be selected by the Participant or, in the absence of such selection, in a single lump sum cash payment (notwithstanding the provisions of Section 10.5(b)); provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder:

                           (1)  A lump sum.

                           (2) A commercial annuity contract providing for periodic payments for any term certain to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 9.2.

                  (c) If a Participant, who terminated his employment under circumstances such that he was entitled to a benefit pursuant to Article VI, VII or VIII, dies prior to the time that any funds from his Accounts have been paid, or irrevocably committed to be paid, to provide a benefit pursuant to this Section, the amount of the benefit to which he was entitled shall be paid pursuant to Section 10.3 just as if such Participant had died while employed by the Employer except that his Vested Interest shall be determined pursuant to
Article VI, VII or VIII, whichever is applicable.

         10.3 Alternative Forms of Death Benefit. For purposes of Article IX, the death benefit for a deceased Participant shall be paid to his designated beneficiary as provided in Section 9.2 in one of the following alternative forms to be selected by such beneficiary or, in the absence of such selection, in a single lump sum cash payment (notwithstanding the provisions of Section 10.5(b)); provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

                  (a)  A lump sum.

                  (b) Periodic installment payments for any term certain (expressed as a specified dollar amount per month) or a commercial annuity contract providing for periodic payments for any term certain; provided, however, the term certain shall not exceed the life expectancy of the beneficiary. At any time prior to the exhaustion of a Participant's Accounts, a beneficiary who is receiving periodic installment payments from the Plan under this subparagraph may elect, in accordance with the procedures established by the Committee, to alter the schedule or amount of any future payments, to suspend and recommence payments or to receive one or more extra payments in any year; provided, however, that such changes must comply with the preceding provisions of this subparagraph and section 401(a)(9) of the Code. Upon the death of a beneficiary who is receiving periodic installment payments from the Plan under this subparagraph, the remaining balance in the Participant's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment (notwithstanding the provisions of Section 10.5(b)), to such beneficiary's designated beneficiary as provided in Section 9.2(c) and
         (d). The preceding notwithstanding, the form of payment set forth in this Paragraph shall not be applicable after December 31, 2004 to a nonspouse beneficiary of a Participant who did not have an Account balance under the Plan on May 31, 1998.

         10.4     Cash-Out of Benefit.

                  (a) Subject to the provisions of Paragraph (b) below, if a Participant terminates his employment with the Employer and his Vested Interest in his Accounts is not (and at the time of any prior distribution was not) in excess of $5,000, such Participant's benefit shall be paid in one lump sum cash payment in lieu of any other form of benefit herein provided pursuant to Section 10.2, Section 10.3 or Section 10.5(b). Any such payment shall be made at the time specified in Section 10.1(a) without regard to the consent restrictions of
Section 10.1(b). The provisions of this Section shall not be applicable to a Participant following his Benefit Commencement Date.

                  (b) Any Participant whose Vested Interest in his Accounts in the Plan is not (and at the time of any prior distribution was not) in excess of $5,000, but the present value of whose nonforfeitable accrued benefit in all Halliburton Energy Services Plans, when aggregated, totals in excess of $5,000, shall not be subject to the requirements of Section 10.4(a) above.

         10.5     Benefits from Account Balances.

                  (a) With respect to any benefit payable in any form pursuant to the Plan, whichever form of payment is selected, such benefit shall be provided from the Account balance(s) to which the particular Participant or beneficiary is entitled.

                  (b) All benefits under the Plan shall be paid in cash except that in the event that a Participant's benefit is to be paid in the form of a lump sum distribution pursuant to Section 10.2(a)(1), Section 10.2(b)(1),
Section 10.3(a), Section 10.2(d)(1) of Appendix A, Section 10.2(e)(1) of Appendix A or Section 10.3(f)(1) of Appendix A, or in the event of a withdrawal pursuant to Section 11.1(b) or Section 11.1(d), the individual to whom such benefit or withdrawal is payable may elect to receive the amounts credited to the Participant's Accounts which are invested in Halliburton Stock in the form of whole shares of Halliburton Stock with the value of any fractional shares to be paid in cash.

                  (c) In the event that a Participant's or beneficiary's benefit is to be paid in installments pursuant to Section 10.2(a)(3), Section 10.3(b),
Section 10.2(d)(3) of Appendix A or 10.3(f)(2) of Appendix A or if less than all of a Participant's Accounts are to be distributed under a Direct Rollover, the Committee shall establish procedures to determine the priority of Accounts and Investment Funds from which such installments or Direct Rollover shall be made.

         10.6 Commercial Annuities. Upon the purchase of a commercial annuity contract and the distribution of such contract to the Participant or beneficiary in accordance with the provisions of this Article X, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Participant or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted, or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment and consent provisions of Sections 10.1, 10.2, 10.3 and Appendix A.

         10.7 Unclaimed Benefits. In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.3(a).

         10.8 Benefit Transfer Election. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         10.9 Claims Review. In any case in which a claim for Plan benefits of a Participant or beneficiary is denied or modified, the Committee shall furnish written notice to the claimant within ninety days (or within 180 days if additional information requested by the Committee necessitates an extension of the ninety-day period, and the claimant is informed of such extension in writing within the original ninety-day period), which notice shall:

                  (a) State the specific reason or reasons for the denial or modification;

                  (b)      Provide   specific   reference   to   pertinent  Plan
         provisions on which the denial or modification is based;

                  (c) Provide a description of any additional material or information necessary for the Participant, his beneficiary, or representative to perfect the claim, and an explanation of why such material or information is necessary; and

                  (d) Explain the Plan's claim review procedure described below.

In  the  event  a  claim  for  Plan  benefits  is  denied  or  modified,  if the
Participant, his beneficiary, or a representative of such Participant or beneficiary desires to have such denial or modification reviewed, he must,
within  sixty  days   following   receipt  of  the  notice  of  such  denial  or
modification, submit a written request for review by the Committee of its initial decision. In connection with such request, the Participant, his beneficiary, or the representative of such Participant or beneficiary may review any pertinent documents upon which such denial or modification was based and may submit issues and comments in writing. Within sixty days following such request for review the Committee shall, after providing a full and fair review, render its final decision in writing to the Participant, his beneficiary or the representative of such Participant or beneficiary stating specific reasons for such decision and making specific references to pertinent Plan provisions or which the decision is based. If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Participant, beneficiary, or the representative of such Participant or beneficiary prior to the commencement of the extension period.

         10.10 Mandatory Arbitration. If a Participant or beneficiary is not satisfied with the decision of the Committee pursuant to the Plan's claims review procedure, such Participant or beneficiary may, within sixty days of receipt of the written decision of the Committee, request by written notice to the Committee, that his claim be submitted to arbitration pursuant to the Halliburton Dispute Resolution Program and any other applicable rules adopted by the Committee. Such arbitration shall be the sole and exclusive procedure available to a Participant or beneficiary for review of a decision of the Committee. In reviewing the decision of the Committee, the arbitrator shall use the standard of review which would be used by a federal court in reviewing such decision under the provisions of the Act. The Participant or beneficiary and the Plan shall share equally the cost of such arbitration. The cost of such arbitration shall be allocated in accordance with the Halliburton Dispute Resolution Program or other applicable rules adopted by the Committee. The arbitrator's decision shall be final and legally binding on both parties. This Section shall be governed by the provisions of the Federal Arbitration Act.

                                       XI.

                              Withdrawals and Loans

         11.1     Withdrawals.

                  (a) A Participant may withdraw from his After-Tax Savings Account any or all amounts held in such Account. Such a withdrawal shall be made first against After-Tax Savings Contributions made prior to 1987, then pro-rata against After-Tax Savings Contributions made after 1986 and the earnings attributable to all After-Tax Savings Contributions.

                  (b) A Participant who has attained age fifty-nine and one-half may withdraw from his Accounts an amount not exceeding the then value of such Accounts.

                  (c) A Participant who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to the Paragraphs above and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member may withdraw from his Rollover Account and his Tax Deferred Savings Account amounts not to exceed the lesser of (1) the then value of such Accounts or (2) the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. For purposes of this Paragraph, financial hardship means the immediate and heavy financial needs of the Participant. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. The determination of the existence of a Participant's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Participant only if the withdrawal is on account of:

                           (1) Expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code and not reimbursed or reimbursable by insurance;

                           (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                           (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in section 152 of the Code);

                           (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                           (5) Such other financial needs which the Commissioner of Internal Revenue Service may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices and other documents of general applicability.

Further, a withdrawal shall be treated as necessary to satisfy an immediate and heavy financial need only if the Participant represents on a sworn statement in such form as the Committee prescribes that the need cannot reasonably be relieved (i) through reimbursement or compensation by insurance or otherwise,
(ii) by liquidation of the Participant's assets, (iii) by cessation of Tax Deferred Savings Contributions or After-Tax Savings Contributions or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer or by borrowing from commercial sources on reasonable commercial terms. For purposes of the preceding sentence, a Participant's resources shall be deemed to include those assets of his or her spouse and minor children that are reasonably available to the Participant. The decision of the Committee shall be final and binding, provided that all Participants similarly situated shall be treated in a uniform and nondiscriminatory manner. The above notwithstanding, withdrawals under this Paragraph from a Participant's Tax Deferred Savings Account shall be limited to the sum of the Participant's Tax Deferred Savings Contributions to the Plan, plus income allocable thereto and credited to the Participant's Tax Deferred Savings Account as of December 31, 1988, less any previous withdrawals of such amounts.

                  (d) A Participant who has terminated his employment by reason of his Retirement, a beneficiary of a Participant who died while an Employee or after having terminated his employment by reason of his Retirement and an alternate payee under a qualified domestic relations order with respect to the Accounts of a Participant who is eligible for Retirement or has terminated his employment by reason of his Retirement, may withdraw from his Accounts an amount not exceeding the then value of his Accounts. The preceding sentence notwithstanding, this Paragraph shall not be applicable after December 31, 2004 to a nonspouse beneficiary of a Participant who did not have an Account balance under the Plan on May 31, 1998.

                  (e) All withdrawals pursuant to this Section (1) shall be made as soon as administratively feasible after the date upon which the Participant has satisfied all of the require ments to obtain the withdrawal, (2) shall be paid in cash except as provided in Section 10.5(b) and (3) shall be subject to the benefit transfer election described in Section 10.8. The Committee shall establish procedures to determine the priority of Accounts and Investment Funds from which a withdrawal pursuant to this Section is made. Except as provided in
Section 11.1(d), unless and until a Participant is reemployed, this Section shall not be applicable to a Participant following termination of employment, and the amounts in such Participant's Accounts shall be distributable only in accordance with the provisions of Article X and Appendix A.

         11.2     No Loans.   Participants shall not be permitted to borrow from
the Trust Fund.

                                      XII.

                           Administration of the Plan

         12.1 Administration by Committee. The general administration of the Plan shall be vested in the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

         12.2 Procedures. The procedures of the Committee shall be established by the Chief Executive Officer.

         12.3 Self-Interest of Members. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot, by majority vote, agree, the Chief Executive Officer shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         12.4 Compensation and Bonding. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Employer, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

         12.5 Committee Powers and Duties. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

                  (a) To make rules, regulations, and bylaws for the administration of the Plan which are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to each Employer, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

                  (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan. In all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

                  (c) To correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;


                                      XII-1

                  (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees and independent contractors as the Committee may deem necessary or advisable in the proper and efficient administration of the Plan;

                  (e) To determine in its discretion all questions relating to eligibility;

                  (f) To determine in its discretion the amount, manner, and time of payment of any benefits hereunder and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

                  (g) To prepare, file and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

                  (h) To make a determination in its discretion as to the right of any person to a benefit under the Plan;

                  (i) To issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan;

                  (j) To receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements;

                  (k) To instruct the trustee under the Master Trust Agreement to transfer amounts to the Trustee for disbursement, in accordance with the Plan, to Participants and their beneficiaries;

                  (l) To furnish the Employer any information necessary for the preparation of such Employer's tax return or other information that the Committee determines in its discretion is necessary for a legitimate purpose; and

                  (m)  To  require  and  obtain  from  the   Employer   and  the
         Participants any information or data that the Committee determines is necessary for the proper administration of the Plan.

         12.6 Employer to Supply Information. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Participant's Compensation, age, retirement, death, or other cause for termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

         12.7 Accounting. As soon as practicable after the close of each Plan Year, the Committee shall furnish or cause to be furnished to each Employer a statement certified to by an independent certified public accountant engaged by such Committee, showing receipts and disbursements and the assets and liabilities of the Trust Fund. The reasonable and necessary expenses incurred in

                                      XII-2
preparing such statement shall be allocated to and paid as the Committee deems proper. The Company shall have the right to demand one or more additional accountings at the expense of the Trust Fund at any time with or without cause.

         12.8     Participants to Furnish Required Information.

                  (a) Each Participant shall furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments hereunder are conditioned upon the Participant's furnishing promptly such true, full, and complete information as the Committee may reasonably request.

                  (b) Each Participant shall submit proof of his age to the Committee at such time as required by the Committee. The Committee shall, if such proof of age is not submitted as required, use as conclusive evidence thereof such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, shall be in such manner as the Committee deems appropriate.

                  (c) Any notice or information which according to the terms of the Plan or the rules of the Committee must be filed in writing with such Committee shall be deemed so filed when received by such Committee (whether delivered in person or by mail). Unless otherwise specified by the Committee, if mailed, any such notice or information shall be addressed as follows:

                           Halliburton Company Benefits Committee
                           4100 Clinton Drive, Building 1
                           P.O. Box 3
                           Houston, Texas  77001-0003.

Notwithstanding the foregoing, the Committee may from time to time establish rules pursuant to which any written notice or form required to be delivered to the Committee may also be given by use of facsimile machines or by other methods specified by the Committee. Whenever a provision requires that a Participant give notice to the Committee within a specified number of days or by a certain date, and the last day of such period, or such date, falls on a Saturday, Sunday, or holiday, the Participant will be deemed in compliance with such provision if notice is received by the Committee on or before the business day next following such Saturday, Sunday, or holiday. The Committee may, in its sole discretion, modify or waive any specified notice requirement; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be applied by the Committee in a uniform and nondiscriminatory manner.


                                      XII-3

                                      XIII.

                       Administration of Investment Funds

         13.1 Payment of Expenses. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, expenses of the Committee, and the cost of furnishing any bond or security required of the Committee, may be paid by the Employer and, if not paid by the Employer, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Participants and beneficiaries; provided, however, that in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an employer or an association of employers whose employees are participants in the Plan, or from an employee organization whose members are participants in the Plan, shall not receive any additional compensation for serving as Trustee. The Committee may allocate the expenses of the Trust Fund to the Investment Funds maintained under the Plan in the manner it deems proper. This Section shall be deemed to be a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

         13.2     Trust Fund Property.

                  (a) All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Participant, but the maintenance of an Account designated as the Account of a Participant shall not mean that such Participant shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Participant shall have any title to any specific asset in the Trust Fund.

                  (b) Each Participant, by becoming such, for himself, his heirs, executors, administrators, legal representatives, and beneficiaries, ipso facto, approves and agrees to be bound by the provisions of the Plan and the Trust Agreement. If any Participant, former Participant, or beneficiary has a cause of action against the Plan, the Committee, the Directors, the Chief Executive Officer, the Trustee, or any other person having duties with respect to the administration of the Plan or Trust Fund, the Accounts of such Participant, former Participant, or of the deceased Participant through whom the beneficiary claims, for purpose of such cause of action, shall be deemed a separate trust, subject to all the terms of this Plan. No other Participant, former Participant, or beneficiary shall be a necessary or proper party to a suit on such cause of action. No Participant, former Partici pant, or beneficiary shall be entitled to bring any class suit or to bring suit for or on behalf of any other Participant, former Participant, or beneficiary. All beneficiaries claiming by or through one Participant shall be proper parties to any suit involving the Accounts of such deceased Participant. No beneficiary of one deceased Participant shall be entitled to bring suit for or on behalf of any Participant, former Participant, or any beneficiary of another deceased Participant.


                                     XIII-1

         13.3 Distributions from Participants' Accounts. Distributions from a Participant's Accounts shall be made by the Trustee only if, when, and in the amount and manner directed in writing by the Committee. Any distribution made to a Participant or for his benefit shall be debited to such Participant's Account or Accounts.

         13.4 United States Currency. All contributions to the Plan and the payment of all benefits under the Plan shall be computed, contributed and paid, as applicable, in currency of the United States except as otherwise specifically provided herein.


                                     XIII-2

                                      XIV.

                                     Trustee

         As a means of administering the amounts contributed by the Employers and the Participants, the Company has entered into a Trust Agreement with State Street Bank and Trust Company, as Trustee, establishing the Trust known as the Halliburton Employees' Benefit Fund. The Trustee shall be the "named fiduciary" with respect to investment of the Trust Fund's assets. The Company may in the future establish one or more additional Trusts to be maintained for purposes of the Plan. Further, the Company has established, and may in the future establish, one or more master trusts for purposes of collectively investing assets of the Trust Fund and assets of other pension and profit sharing trusts exempt from tax under section 501(a) of the Code by reason of qualifying under section 401(a) of the Code. To the extent of the interest of the Trust Fund in any such collective trust, the agreement or declaration of trust establishing such collective trust shall be deemed to be adopted and made a part of the Plan and Trust as if set forth in full herein. Specifically, the Trustee may cause amounts in the Trust Fund to be invested as a part of the funds created by the Master Trust Agreement, and any such amounts added to such funds at any time shall be subject to all of the provisions of the Master Trust Agreement. For the purposes herein, the Master Trust Agreement is adopted as and made a part of the Plan. The Trust Agreements and the Master Trust Agreement may be amended, from time to time, as the Company deems advisable in order to effectuate the purpose of the Plan.



                                      XIV-1

                                       XV.

                              Fiduciary Provisions

         15.1 Article Controls. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

         15.2 General Allocation of Fiduciary Duties. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities, and obligations as are specifically given him under the Plan. The Chief Executive Officer shall have the sole authority to appoint and remove the members of the Committee. Except as otherwise specifically provided herein and in the Trust Agreement, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided herein and in the Trust
Agreement, the Trustee shall have the sole responsibility for the adminis tration, investment, and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, respon sibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

         15.3 Fiduciary Duty. Each fiduciary under the Plan, including but not limited to the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

                  (a) Solely in the interest of the Participants, for the exclusive purpose of providing benefits to Participants, and their beneficiaries, and defraying reasonable expenses of administering the Plan;

                  (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                  (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code or section 406 of the Act.

         15.4 Delegation and Allocation of Fiduciary Duties. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating

Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.

         15.5 Indemnification. The Company shall, to the extent approved by the Directors, indemnify and hold harmless each of the Directors, the Chief Executive Officer, and each member of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities which are caused by or result from such individual's own gross negligence, fraud, or willful or intentional misconduct. Expenses against which such person shall be indemnified hereunder include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

                                      XVI.

                                   Amendments

         No amendment of the Plan shall be made that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan or which would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Participant. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing. Subject to these limitations and any other limitations contained in the Act or the Code, the Directors may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of all Employers; provided, however, that amendments to the Plan that do not have a significant cost impact on the Employers and amendments necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive, may be made by the Chief Executive Officer.


                                      XVI-1

                                      XVII.

                        Discontinuance of Contributions,
          Termination, Partial Termination, and Merger or Consolidation

         17.1 Right to Terminate. The Employer has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Directors realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable to continue to make its contributions to the Plan. Therefore, the Directors and the Chief Executive Officer shall each have the power to discontinue contributions to the Plan, terminate the Plan, or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination, or partial termination.

         17.2 Procedure  in   the  Event  of  Discontinuance  of  Contributions,
Termination, or Partial Termination.

                  (a) If the Plan is amended so as to permanently discontinue Employer Contributions, or if Employer Contributions are in fact permanently discontinued, the Vested Interest of each affected Participant shall be 100%, effective as of the date of discontinuance. In case of such discontinuance, the Committee shall remain in existence and all other provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

                  (b) If the Plan is terminated or partially terminated, the Vested Interest of each affected Participant shall be 100%, effective as of the termination date or partial termination date, as applicable. Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

                  (c) Upon discontinuance of contributions, termination, or partial termination, any previously unallocated contributions, forfeitures, and net income (or net loss) shall be allocated among the Accounts of the Participants on such date of discontinuance, termination, or partial termination according to the provisions of Article IV. Thereafter, the net income (or net loss) shall continue to be allocated to the Accounts of the Participants until the balances of the Accounts are distributed.

                  (d) In the case of a termination or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Participant for whom the Plan is so terminated, or who is affected by such partial termination, to such Participant, subject to the time of payment, form of payment, and consent provisions of
Article X and Appendix A.

         17.3 Merger, Consolidation or Transfer. This Plan and Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Participant would, in the event such other plan terminated, be entitled to a benefit which is

                                     XVII-1
equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation or transfer.


                                     XVII-2

                                     XVIII.

                             Participating Employers

         18.1     Designation of Other Employers.

                  (a) The Chief Executive Officer may designate any entity or organization eligible by law to participate in the Plan and the Trust as an Employer by written instrument delivered to the Committee and the designated Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan that apply to the designated Employer only and shall become, as to such designated Employer and its Employees, a part of the Plan and the Trust Agreement.

                  (b) Each designated Employer shall be conclusively presumed to have consented to its designation and to have agreed to be bound by the terms of the Plan and Trust Agreement and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan; provided, however, that the terms of the Plan may be modified so as to increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan following notice of such modification.

                  (c) The provisions of the Plan and the Trust Agreement shall apply separately and equally to each Employer and its Employees in the same manner as is expressly provided for the Company and its Employees except that each Employer shall pay, for the benefit of its Employees who are Participants, its portion of the total Employer Profit Sharing Contribution to be made by the Employers. The amount of the Employer Profit Sharing Contribution for each Employer for each Plan Year shall be determined by multiplying the total Employer Profit Sharing Contribution for such Plan Year by a fraction, the numerator of which shall be an amount equal to the Compensation of the Participants of the Employer in question for such Plan Year, and the denominator of which shall be an amount equal to the Compensation of all Participants of all Employers for such Plan Year.

                  (d) Transfer of employment among Employers shall not be considered a termination of employment hereunder, and Service with one shall be considered as Service with all others.

                  (e) Any Employer may, by appropriate action of its Board of Directors or noncorporate counterpart that is communicated in writing to the Committee and to the Chief Executive Officer, terminate its participation in the Plan and the Trust. Moreover, the Chief Executive Officer may, in his discretion, terminate an Employer's Plan and Trust participation at any time by written instrument delivered to the Committee and the designated Employer.


                                     XVIII-1

         18.2 Single Plan. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Participants and their beneficiaries.

                                     XVIII-2

                                      XIX.

                                  Miscellaneous

         19.1 Not Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

         19.2 Payments Solely from Trust Fund. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

         19.3 Alienation of Interest Forbidden. Except as otherwise provided with respect to "qualified domestic relations orders" and certain judgments and settlements pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Participant or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations orders," including orders which require distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

         19.4 Uniformed Services Employment and Reemployment Rights Act Requirements. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

         19.5 No Benefits to the Employer. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. Anything to the contrary herein notwithstanding, the Plan shall never be construed to vest any rights in the Employer other than those specifically given hereunder.

         19.6     Power of Attorney.

                  (a) A Participant may direct, on the form and within the time period prescribed by the Committee, that the Committee consider and treat the acts of an agent or attorney-in-fact

                                      XIX-1
under a power of attorney, which complies with Paragraph (b) of this Section, as acts of such Participant. The Committee shall honor any such direction and shall recognize any such act to the extent, and only to the extent, that such act is stated specifically in the instrument creating such power of attorney to be an act that such agent or such attorney-in-fact is authorized to perform on behalf of such Participant and only to the extent that such act may be performed by such Participant under the terms of the Plan; provided, however, that such agent or attorney-in-fact shall not be authorized to perform, and the Committee shall not recognize, any act that results in a benefit to such agent or attorney-in-fact, unless such agent or attorney-in-fact was designated as the beneficiary of such benefit prior to the execution of the power of attorney, or any other act that, under rules and regulations promulgated by the Committee, may not be performed by an agent or attorney-in-fact under a power of attorney.

                  (b)     A power of attorney for purposes of this Section must:

                           (1)  Designate   another  person   as  an   agent  or
         attorney-in-fact;

                           (2)  Be in writing;

                           (3) Contain the words "this power of attorney is not affected by subsequent disability or incapacity of the Participant" or similar words evidencing the intent of the Participant that the power of attorney shall remain in full force and effect notwithstanding the disability or incapacity of the Participant;

                           (4) State that the power of attorney is effective immediately;

                           (5) Enumerate the specific acts that the agent or attorney-in-fact is empowered to perform on behalf of the Participant;

                           (6)  Be signed and dated by the Participant;

                           (7)  Be acknowledged by a notary public;

                           (8) Contain a statement signed by the Participant whereby the Participant agrees to indemnify the Plan and the members of the Committee in accordance with Paragraph (h) and to notify the Committee in writing of any revocation or modification of the power of attorney, which statement may be separate from, but must be affixed to, the instrument creating the power of attorney; and

                           (9) Be filed with the Committee in accordance with rules and regulations established by the Committee;

provided, however, that the Committee in its discretion may waive one or more of the requirements of this Paragraph.

                  (c) A power of attorney described in Paragraph (b) shall not lapse because of the passage of time, unless a time limitation is stated specifically in the instrument creating the power

                                      XIX-2
of attorney. All acts performed by the agent or attorney-in-fact pursuant to such power of attorney during any period of disability or incapacity of the Participant shall have the same effect and shall inure to the benefit of and bind the Participant as if the Participant were not disabled or incapacitated.

                  (d) Nothing in this Section shall be construed to limit or to deprive a Participant of any right, power, or authority to act under the terms of the Plan during any period in which an agent or attorney-in-fact is empowered to act pursuant to this Section. In the event that any act performed by such Participant conflicts with or contradicts an act performed by such agent or attorney-in-fact, the act of the Participant shall control.

                  (e) A Participant may revoke his direction made pursuant to Paragraph (a), or amend the specific acts enumerated in the power of attorney that the agent or attorney-in-fact is empowered to perform, at any time on the form and within the time period prescribed by the Committee.

                  (f) A direction made pursuant to Paragraph (a) by a Participant shall be revoked automatically upon the earliest to occur of (1) the date of qualification of a guardian appointed for such Participant, (2) the date of death or legal disability of the agent or attorney-in-fact under the power of attorney, unless the power of attorney designates a successor agent or attorney-in-fact, (3) the date of resignation of the agent or attorney-in-fact under the power of attorney, unless the power of attorney designates a successor agent or attorney in fact, or (4) the date of death of such Participant.

                  (g) The Committee shall be entitled to act in reliance on a direction made pursuant to Paragraph (a) and a power of attorney filed with the Committee unless and until the Committee receives actual notice in writing that such direction or the authority granted under such power of attorney has been revoked in whole or in part pursuant to Paragraph (e) or (f) above. Such written notice must be given by the Participant, agent or attorney-in-fact under the power of attorney, any guardian appointed for such Participant or such agent or attorney-in-fact, executor or administrator of such Participant's or agent's or attorney's-in-fact estate, or court order.

                  (h) A Participant who directs the Committee pursuant to Paragraph (a) shall indemnify and hold harmless the Plan and each member of the Committee against any and all expenses and liabilities arising out of his or its reliance on such direction and such power of attorney, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such member or the Plan, but excluding expenses and liabilities that are caused by or result from such member's or the Plan's own gross negligence or willful misconduct. Expenses against which such member or the Plan shall be indemnified hereunder shall include, but not be limited to, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

         19.7     Severability.   If  any  provision  of this Plan shall be held
illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each

                                      XIX-3
provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         19.8 Jurisdiction. The situs of the Plan is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

         19.9 Payments to Minors and Incompetents. If a Participant or beneficiary entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Participant or beneficiary for the account of such Participant or beneficiary. If no guardian or conservator has been appointed for such Participant or beneficiary, the Committee may pay such benefit to any third party who is determined by the Committee, in its sole discretion, to be authorized to receive such benefit for the account of such Participant or beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Plan, the Committee, the Trustee, the Employer, and any fiduciary of the Plan with respect to such benefit.

         19.10 Participant's Address. It shall be the affirmative duty of each Participant to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated beneficiary. If a Participant fails to keep the Committee informed of his current mailing address and the current mailing address of his designated beneficiary, neither the Plan, the Committee, the Trustee, the Employer, nor any fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

                                      XIX-4

                                       XX.

                                Top-Heavy Status

         20.1 Article Controls. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

         20.2   Definitions.   For purposes of this Article, the following terms
and phrases shall have these respective meanings:

                  (a) Account Balance: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Employer or a Controlled Entity (excluding employee contributions which were deductible within the meaning of section 219 of the Code and rollover or transfer contribu tions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

                  (b) Accrued Benefit: As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Employer or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the esti mated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Employer and the Controlled Entities or
         (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

                  (c) Aggregation Group: The group of qualified plans maintained by the Employer and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of sections
         401(a)(4) or 410 of the Code and any other plan that the Employer elects to include as a part of such group; provided, however, that the

         Employer may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                  (d) Assumptions: The interest rate and mortality assumptions specified for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group including the Plan.

                  (e) Determination Date:  For the first  Plan Year of any plan,
         the last day of such  Plan Year and  for each   subsequent Plan Year of
         such plan, the last day of the preceding Plan Year.

                  (f) Key  Employee:   A  "key employee"  as  defined in section
         416(i) of the Code and the Treasury Regulations thereunder.

                  (g) Plan  Year:    With   respect  to  any  plan,  the  annual
         accounting period used by such plan for annual reporting purposes.

                  (h) Remuneration: 415 Compensation as defined in Section 4.5(a)(2).

                  (i) Valuation Date: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

         20.3     Top-Heavy Status.

                  (a) The Plan shall be deemed to be top-heavy for a Plan Year, if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Participants who are Key Employees exceeds 60% of the sum of Account Balances of all Participants unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury Regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the five-year period ending on the applicable Determination Date shall not be considered.

                  (b) If the Plan is determined to be top-heavy for a Plan Year, the Employer shall contribute to the Plan for such Plan Year on behalf of each Participant who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

                           (1) the lesser of (A) 3% of such Participant's Remuneration for such Plan Year or (B) a percent of such Participant's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Tax Deferred Savings Account and Employer's Account for such Plan Year by such Key Employee's Remuneration; reduced by

                           (2)  the   amounts   of   Employer   Profit   Sharing
         Contributions allocated to such Participant's Employer's Account for such Plan Year.

The minimum contribution required to be made for a Plan Year pursuant to this Paragraph for a Participant employed on the last day of such Plan Year shall be made regardless of whether such Participant is otherwise ineligible to receive an allocation of the Employer's contributions for such Plan Year. Notwithstanding the foregoing, if the Plan is deemed to be top-heavy for a Plan Year, the Employer's contribution for such Plan Year pursuant to this Paragraph shall be increased by substituting "4%" in lieu of "3%" in Clause (1) hereof to the extent that the Directors determine to so increase such contribution to comply with the provisions of section 416(h)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Participant who is a participant in another defined contribution plan sponsored by the Employer or a Controlled Entity if such Participant receives under such other defined contribution plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a contribution which is equal to or greater than the minimum contribution required by section 416(c)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Participant who is a participant in a defined benefit plan sponsored by the Employer or a Controlled Entity if such Participant accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a benefit which is at least equal to the benefit described in section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in section 416(c)(1) of the Code.

         20.4 Termination of Top-Heavy Status. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined to no longer be top-heavy.

         20.5 Effect of Article. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

         EXECUTED this        day of                   , 1998.
                      --------      -------------------

ATTEST:                                    HALLIBURTON COMPANY



                                           By
---------------------------------            -------------------------------



                                      (vii)

                                   APPENDIX A

         This Appendix A shall apply to the Accounts of Appendix A Participants in lieu of certain otherwise applicable provisions of the Plan. To the extent the provisions of this Appendix A conflict with other provisions of the Plan, this Appendix A shall control with respect to the Accounts of Appendix A Participants.

         1. Definitions. For purposes of this Appendix A, the following definitions shall apply:

         (a) Annuity Starting Date: With respect to each Appendix A Participant or a beneficiary of an Appendix A Participant, the first day of the first period for which an amount is payable to such Participant or beneficiary from the Trust Fund as an annuity or in any other form.

         (b) Appendix A Participants: Pre-1998 Participants and HPAR Participants; provided, however, that an HPAR Participant who is not also a Pre-1998 Participant shall be an Appendix A Participant only with respect to his HPAR Accounts.

         (c) Eligible Surviving Spouse: (1) In the case of an Appendix A Participant who is living on his Annuity Starting Date, the spouse to whom a deceased Appendix A Participant was married on his Annuity Starting Date and (2) in the case of an Appendix A Participant who dies before his Annuity Starting Date, the spouse to whom a deceased Appendix A Participant was married on the date of his death.

         (d)      HPAR:  The Halliburton Prior Accounts Retirement Plan.

         (e)  HPAR  Accounts:  The  total  of the  amounts  credited  to an HPAR
         Participant's  HPAR  Employer's  Subaccount,   HPAR  After-Tax  Savings
         Subaccount, and HPAR Tax-Deferred Savings Account.

         (f) HPAR After-Tax Savings Subaccount: A subaccount of an HPAR Participant's After-Tax Savings Account to which is credited amounts attributable to the transfer of the balance in such Participant's Regular Savings Account under HPAR effective June 1, 1998, and which is credited (or debited) for such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

         (g) HPAR Employer's Subaccount: A subaccount of an HPAR Participant's Employer's Account to which is credited amounts attributable to the transfer of the balance in such Participant's Company Contribution Account under HPAR effective June 1, 1998, and which is credited (or debited) for such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

         (h) HPAR Participant: A Participant who had an account balance under HPAR as of May 31, 1998, and whose account balances were transferred from HPAR to the Plan in accordance with the merger of such plans effective June 1, 1998.


                                 Appendix A - 1

         (i) HPAR Tax-Deferred Savings Subaccount: A subaccount of an HPAR Participant's Tax-Deferred Savings Account to which is credited amounts attributable to the transfer of the balance in such Participant's Tax-Deferred Savings Account under HPAR effective June 1, 1998, and which is credited (or debited) for such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

         (j) Pre-1998 Participant: A Participant who had an Account balance under the Plan on December 31, 1997 and whose Benefit Commencement Date did not occur before January 1, 1994.

         2.       Death  Benefits.   The  following  Article IX shall apply with
respect to the Accounts of Appendix A Participants in lieu of Article IX of the Plan.

                                       IX.

                                 Death Benefits

         Upon the death of a Participant while an Employee or within five months after his termination of employment if such termination was by reason of him being Disabled and he has not qualified for disability benefits under Article VII, the Participant's designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Article X, equal to the value of the Participant's Accounts on the Participant's Annuity Starting Date. Any contribution allocable to a Participant's Accounts after his Annuity Starting Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         3. Time and Manner of Payment of Benefits. The following Sections 10.1, 10.2, 10.3 and 10.4 shall apply with respect to the Accounts of the Appendix A Participants in lieu of Sections 10.1, 10.2, 10.3 and 10.4 of the Plan:

         10.1     Determination of Annuity Starting Date.

                  (a) Subject to the provisions of the remaining Paragraphs of this Section, a Participant's Annuity Starting Date shall be the date that is as soon as administratively feasible after (1) the date the Participant or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII or IX or
(2) if the Participant or his beneficiary becomes entitled to a benefit pursuant to Article VIII, the earlier of the date the Participant (i) attains age fifty-five, (ii) dies or (iii) completes a Period of Severance of thirty consecutive days after the termination of his employment entitling him to such benefit provided the Participant has not been reemployed by the Employer or a Controlled Entity by his Annuity Starting Date, but in any event a Participant's benefit hereunder shall commence no earlier than the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to Section 10.2(c) has been furnished to the Participant.


                                 Appendix A - 2

                  (b) Unless a Participant (1) has attained age sixty-five, (2) has died (A) without leaving an Eligible Surviving Spouse or (B) with an election in effect, pursuant to Section 10.3(b), not to receive the standard death benefit set forth in Section 10.3(a) or (3) consents to a distribution pursuant to Paragraph (a) (and, if such Participant has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of section 417 of the Code and applicable Treasury Regulations thereunder) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), his Annuity Starting Date shall be deferred to the date which is as soon as administratively feasible after the date the Participant attains (or would have attained) age sixty-five, or such earlier date as the Participant (with the consent of his Eligible Surviving Spouse, if applicable) may elect prior to such date. Consent of the Participant's Eligible Surviving Spouse under this Paragraph shall not be required if the Participant's benefit is to be paid in the form of the standard benefit described in Section 10.2(a). The Committee shall furnish information pertinent to his consent to each Participant no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury Regulations) and no more than ninety days before his Annuity Starting Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Participant of his right to defer his Annuity Starting Date and of his transfer right pursuant to Section 10.8, if applicable. In the case of a married Participant who dies before his Annuity Starting Date without electing not to receive the standard death benefit set forth in Section 10.3(a), the consent and election set forth in this Paragraph may be made by his Eligible Surviving Spouse.

                  (c) A Participant's Annuity Starting Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Participant attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer or a Controlled Entity.

                  (d)  A  Participant's   Annuity  Starting  Date  shall  be  in
compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder and shall in no event be later than:

                           (1) April 1 of the calendar year  following the later
                  of (A) the calendar year in which such Participant attains the age of seventy and one-half or (B) the calendar year in which such Participant terminates his employment with the Employer (provided, however, that clause (B) of this sentence shall not apply in the case of a Participant who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains the age of seventy and one-half); and

                           (2) In the  case of a  benefit  payable  pursuant  to
                  Article  IX, (A) if  payable  to other than the  Participant's spouse, the last day of the one-year period following the death of such Participant or (B) if payable to the Participant's spouse, after the date upon which such Participant would have attained the age of seventy and one-half, unless such surviving spouse dies before payments commence, in which case

                                 Appendix A - 3
                  the Annuity Starting Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

The provisions of this Section notwithstanding, a Participant may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, in determining compliance with the provisions of section 401(a)(9) of the Code, a Participant may elect in accordance with procedures established by the Committee, prior to the first required distribution under section 401(a)(9) of the Code, to have the life expectancies of the Participant and the Participant's spouse recalculated annually pursuant to the provisions of section 401(a)(9)(D) of the Code and the Treasury regulations thereunder. If such an election is not made, the life expectancies of the Participant and the Participant's spouse shall not be recalculated.

                  (e) If (A) a Participant attained age seventy and one-half, but did not terminate employment with the Employer, prior to 1997, (B) such Participant's Annuity Starting Date occurred prior to his termination of employment pursuant to the provisions of Paragraph (d) as in effect prior to June 1,1998, (C) such Participant is an Employee and (D) such Participant was not a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attained the age of seventy and one-half, such Participant may affirmatively elect to cease the distribution of his Accounts hereunder until the time described in Paragraph (1) or (2) above, whichever is applicable. If the Participant's Accounts are being distributed in the joint and survivor annuity form described in Section 10.2(a), the Participant's Eligible Surviving Spouse, if living, must consent to such election, and such consent must acknowledge the effect of the election. The date as of which distribution of such Participant's Accounts recommences shall be considered a new Annuity Starting Date, and distribution of the Participant's Accounts shall be in accordance with the provisions of Sections 10.2 and 10.3.

                  (f) Subject to the provisions of Paragraph (d), a Participant's Annuity Starting Date shall not occur unless the Article VI, VII, VIII or IX event entitling the Participant (or his beneficiary) to a benefit constitutes a distributable event described in section 401(k)(2)(B) of the Code and shall not occur while the Participant is employed by the Employer or any Controlled Entity (irrespective of whether the Participant has become entitled to a distribution of his benefit pursuant to Article VI, VII, VIII or IX).

                  (g) Paragraphs (a), (b) and (c) notwithstanding, a Participant whose Vested Interest in his Accounts is $5,000 or more may elect, in the manner and within the time period prescribed by the Committee, to defer his Annuity Starting Date beyond the date specified in such Paragraphs, subject to the provisions of Paragraph (d).

         10.2     Standard and Alternative Benefits For Participants.

                  (a) For purposes of Article VI, VII or VIII, the standard benefit for any Participant who is married on his Annuity Starting Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be a commercial annuity which is payable for the life of the Participant with a survivor annuity for the life of the Participant's Eligible Surviving Spouse which shall be one-half of the amount of the annuity payable during the joint lives of the Participant and the Participant's

                                 Appendix A - 4

Eligible Surviving Spouse. The standard benefit for any Participant who is not married on his Annuity Starting Date shall be a commercial annuity which is payable for the life of the Participant.

                  (b) Any Participant who would otherwise receive the standard benefit may elect not to take his benefit in such form by executing the form prescribed by the Committee for such election during the election period described in Paragraph (c) below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period. Notwithstanding the foregoing, an election by a married Participant not to receive the standard benefit as provided in Paragraph (a) above shall not be effective unless (1) the Eligible Surviving Spouse has consented thereto in writing (including consent to the specific designated beneficiary to receive payments following the Participant's death or to the specific benefit form elected, which designation or election may not subsequently be changed by the Participant without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Participant) or a notary public or (2) such consent of such spouse may not be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury Regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                  (c) The Committee shall furnish certain information, pertinent to the Paragraph (b) election, to each Participant no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury Regulations) and no more than ninety days before his Annuity Starting Date. The furnished information shall include an explanation of (1) the terms and conditions of the standard benefit, (2) the Participant's right to elect to waive the standard benefit and the effect of such election, (3) the rights of the Participant's Eligible Surviving Spouse, if any, (4) the right to revoke such election and the effect of such revocation,
(5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (d) below, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Participant may make or revoke such election shall be the ninety-day period ending on such Participant's Annuity Starting Date, provided that such election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to this Paragraph has been furnished to the Participant.

                  (d) For purposes of Article VI or VII, the benefit for any Participant who has elected not to receive the standard benefit shall be paid in one or more of the following alternative forms to be selected by the Participant or, in the absence of such selection, in a single lump sum cash payment (notwithstanding the provisions of Section 10.5(b)); provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder:

                           (1)  A lump sum.

                           (2) A commercial annuity contract providing for periodic payments for any term certain to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 10.3(g).

                                 Appendix A - 5

                           (3) Periodic installment payments for any term certain (expressed as a specified dollar amount per month) to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 10.3(g). At any time prior to the exhaustion of a Participant's Accounts, the Participant or his designated beneficiary may elect, in accordance with the procedures established by the Committee, to alter the schedule or amount of any future payments, to suspend and recommence payments or to receive one or more extra payments in any year; provided, however, that such changes must comply with the provisions of section 401(a)(9) of the Code. Periodic installment payments shall be suspended during any period of reemployment by the Participant with an Employer or a Controlled Entity. In the case of such suspension, upon such Participant's subsequent termination of employment the Participant shall be considered to have a new Annuity Starting Date as to the suspended payments and as to any additional amounts allocated to his Accounts during his period of reemployment. Upon the death of a designated beneficiary who is receiving installment payments under this subparagraph, the remaining balance in the Partici pant's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment (notwithstanding the provisions of Section 10.5(b)), to such beneficiary's designated beneficiary as provided in
                  Section 10.3(h) and (i).

                           (4) Solely  with  respect to his HPAR  Accounts,  and
                  only if such Participant is an HPAR Participant, (A) a commercial annuity in the form of a single life annuity for the life of such Participant, or (B) a commercial annuity providing for periodic payments (1) for the joint lives of the Participant and any person designated by the Participant or
                  (2) for a term certain and continuous for the life of the Participant if he survives such term certain or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 10.3(g).

                  (e) For purposes of Article VIII, the benefit for any Participant who has elected not to receive the standard benefit shall be paid in one of the following alternative forms to be selected by the Participant or, in the absence of such selection, in a single lump sum cash payment (notwithstanding the provisions of Section 10.5(b)); provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder:

                           (1)  A lump sum.

                           (2) A commercial annuity contract providing for periodic payments for any term certain to such Participant or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 10.3(g).

                           (3) Solely  with  respect to his HPAR  Accounts,  and
                  only if such Participant is an HPAR Participant, (A) a commercial annuity in the form of a single life annuity for the life of such Participant, or (B) a commercial annuity providing for

                                 Appendix A - 6
                  periodic payments (A) for the joint lives of the Participant and any person designated by the Participant or (B) for a term certain and continuous for the life of the Participant if he survives such term certain or, in the event of such Participant's death before the end of such term certain, to his designated beneficiary as provided in Section 10.3(g).

                  (f) If a Participant, who terminated his employment under such circumstances that he was entitled to a benefit pursuant to Article VI, VII or VIII, dies prior to his Annuity Starting Date, the amount of the benefit to which he was entitled shall be paid pursuant to Section 10.3 just as if such Participant had died while employed by the Employer except that his Vested Interest shall be determined pursuant to Article VI, VII or VIII, whichever is applicable.

         10.3     Standard and Alternative Death Benefits.

                  (a) For purposes of Article IX, the standard death benefit for a deceased Participant who leaves an Eligible Surviving Spouse shall be a survivor annuity. Such survivor annuity shall be a commercial annuity which is payable for the life of such Eligible Surviving Spouse.

                  (b) Any Participant who would otherwise have his death benefit paid in the standard survivor annuity form may elect not to have his benefit paid in such form by executing the form prescribed by the Committee and filing such form with the Committee, designating a primary beneficiary other than his Eligible Surviving Spouse. Any election may be revoked and subsequent elections may be made or revoked at any time prior to a Participant's date of death.

                  (c)      Paragraph (b) above to the contrary notwithstanding:

                           (1) An election not to have the death benefit paid in
                  the  standard  survivor  annuity form as provided in Paragraph
                  (a) above shall not be effective unless (A) the Eligible Surviving Spouse has consented thereto in writing and such consent (i) acknowledges the effect of such election, (ii) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Participant without spousal consent) or expressly permits such designation by the Participant without the requirement of further consent by the spouse, and (iii) is witnessed by a Plan representative (other than the Participant) or a notary public, or (B) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury Regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                           (2) An election not to have the death benefit paid in
                  the standard survivor annuity form may be made before the first day of the Plan Year in which a Participant attains the age of thirty-five only (A) after the Participant separates from service and only with respect to benefits accrued under the Plan before the date of such separation, or (B) in the case of a Participant who has not separated from service, if the Participant has been furnished the information described in Paragraph (d), with

                                 Appendix A - 7
                  such election to become invalid upon the first day of the Plan Year in which the Participant attains the age of thirty-five, whereupon a new election may be made by such Participant.

                  (d) The Committee shall furnish certain information, pertinent to the Paragraph (b) election, to each Participant within the period beginning with the first day of the Plan Year in which he attains the age of thirty-two (but no earlier than the date such Participant begins participation in the Plan) and ending with the latest of (1) the last day of the Plan Year preceding the Plan Year in which the Participant attains the age of thirty-five or (2) a reasonable time after the Employee becomes a Participant. If a Participant separates from service before attaining age thirty-five, such information shall be furnished to such Participant within the period beginning one year before the Participant separates from service and ending one year after such separation. Such information shall also be furnished to a Participant who has not attained the age of thirty-five or terminated employment, within a reasonable time after written request by such Participant. The furnished information shall include an explanation of (1) the terms and conditions of the survivor annuity, (2) the Participant's right to elect to waive the survivor annuity and the effect of such election, (3) the rights of the Participant's Eligible Surviving Spouse,
(4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (f) below, and
(6) sufficient additional information to explain the relative value of such alternative forms of benefit.

                  (e) In the event a survivor annuity is to be paid to a Participant's Eligible Surviving Spouse, such Eligible Surviving Spouse may elect to receive the benefit in one of the alternative forms set forth in
Section 10.3(f). Within a reasonable time after written request by such Eligible Surviving Spouse, the Committee shall provide to such Eligible Surviving Spouse a written explanation of such survivor annuity form and the alternative forms of payment which may be selected along with the financial effect of each such form.

                  (f) For purposes of Article IX, the death benefit for a deceased Participant who is not survived by an Eligible Surviving Spouse or who has elected not to have his death benefit paid in the standard survivor annuity form set forth in Section 10.3(a) shall be paid to his beneficiary designated as provided in Section 10.3(g) in one of the following alternative forms to be selected by such beneficiary or, in the absence of such selection, in a lump sum cash payment (notwithstanding the provisions of Section 10.5(b)); provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder:

                           (1)  A lump sum.

                           (2) Periodic installment payments for any term certain (expressed as a specified dollar amount per month) or a commercial annuity contract providing for periodic payments for any term certain; provided, however, the term certain shall not exceed the life expectancy of the beneficiary. At any time prior to the exhaustion of a Participant's Accounts, a beneficiary who is receiving periodic installment payments from the Plan under this subparagraph may elect, and in accordance with

                                 Appendix A - 8
                  the procedures established by the Committee, to alter the schedule or amount of any future payments, to suspend and recommence payments or to receive one or more extra payments in any year; provided, however, that such changes must comply with the preceding provisions of this subparagraph and section 401(a)(9) of the Code. Upon the death of a beneficiary who is receiving periodic installment payments from the Plan under this subparagraph, the remaining balance in the Participant's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment (notwithstanding the provisions of Section 10.5(b)), to such beneficiary's designated beneficiary as provided in Section 10.3(h) and (i).

                  (g) If any beneficiary designated by a Participant does not survive the Participant, the interest of such beneficiary shall vest in the designated beneficiary or beneficiaries who do survive the Participant, if any, but if no designated beneficiary survives the Participant or if no beneficiary designation is on file with the Committee at the time of the death of the Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive the Participant's benefit hereunder shall be as follows:

                           (1) If  a  Participant  leaves  an Eligible Surviving
                  Spouse, his designated beneficiary shall be such Eligible Surviving Spouse;

                           (2) If a  Participant  leaves no  Eligible  Surviving
                  Spouse, his designated beneficiary shall be (A) such Participant's estate or (B) his heirs at law if there is no administration of such Participant's estate.

                  (h) Each beneficiary of a Participant who becomes entitled to a benefit pursuant to Paragraph (f)(2) or pursuant to Section 10.2(d)(3) upon the death of a Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form pre scribed by the Committee and filing same with the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section.

                  (i) If any beneficiary designated pursuant to Paragraph (h) does not survive the beneficiary of a Participant, the interest of such beneficiary shall vest in the designated beneficiary or beneficiaries who do survive the beneficiary of a Participant, if any, but if no designated benefi ciary survives the beneficiary of a Participant or if no beneficiary designation is on file with the Committee at the time of the death of the beneficiary of a Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive the beneficiary of a Participant's benefit pursuant to Paragraph (f)(2) or pursuant to Section 10.2(d)(3) shall be the Participant's executor or administrator, or his heirs at law if there is no administration of such beneficiary of a Participant's estate.

         10.4     Cash-Out of Benefit.

                  (a) Subject to the provisions of Paragraph (b) below, if a Participant terminates his employment with the Employer and his Vested Interest in his Accounts is not in excess of $5,000, such Participant's benefit shall be paid in one lump sum cash payment in lieu of any other

                                 Appendix A - 9
form of benefit  herein  provided  pursuant  to Section  10.2,  Section  10.3 or
Section 10.5(b). Any such payment shall be made at the time specified in Section 10.1(a) without regard to the consent restrictions of Section 10.1(b) and the election and spousal consent requirement of Sections 10.2 and 10.3 except that a married Participant's death benefit shall be paid to his Eligible Surviving Spouse unless another beneficiary has been designated pursuant to the provisions of Section 10.3(b). The provisions of this Section shall not be applicable to a Participant following his Annuity Starting Date.

                  (b) Any Participant whose Vested Interest in his Accounts in the Plan is not in excess of $5,000, but the present value of whose nonforfeitable accrued benefit in all Halliburton Energy Services Plans, when aggregated, totals in excess of $5,000, shall not be subject to the requirements of Section 10.4(a) above.

         4.       Withdrawals.   Any withdrawal  pursuant to Article XI shall be
subject to the election and spousal consent requirements of Section 10.2 of this Appendix A.



                                 Appendix A - 10